UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2010

HELIOS STRATEGIC INCOME FUND, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32016	27-0081847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three World Financial Center 200 Vesey Street, 10th Floor New York, New York		10281-1010
(Address of principal executive offices)		(Zip Code)

(800) 497-3746

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 25, 2010, Helios Strategic Income Fund, Inc. (the “Fund”) released restated financial statements for the fiscal year ended March 31, 2009. A copy of the Fund’s restated financial statements for the fiscal year ended March 31, 2009 is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference solely for purposes of this Item 2.02 disclosure.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of (i) Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section; or (ii) the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder. The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, the Exchange Act, or the 1940 Act, regardless of any incorporation by reference language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Amendment to the March 31, 2009 Annual Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS STRATEGIC INCOME FUND, INC.

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer

Date: August 25, 2010

HELIOS ADVANTAGE INCOME FUND, INC. (“HAV”)

HELIOS HIGH INCOME FUND, INC. (“HIH”)

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC. (“HMH”)

HELIOS STRATEGIC INCOME FUND, INC. (“HSA”)

(collectively, the “Funds”)

Amendment to the March 31, 2009 Annual Report

As previously disclosed, on April 7, 2010, after an investigation by the Division of Enforcement, the Securities and Exchange Commission (“Commission”) issued an order (“Order”) instituting administrative and cease-and-desist proceedings (the “Administrative Proceeding”) pursuant to the federal securities laws and the Commission’s rules of practice against Morgan Asset Management, Inc. (“Morgan Asset”), Morgan Keegan & Company, Inc., James C. Kelsoe, Jr. and Joseph Thompson Weller, CPA (collectively, “Respondents”). As background, prior to July 29, 2008, Morgan Asset served as investment adviser to each of the Funds. Effective July 29, 2008, Brookfield Investment Management Inc. (the “Adviser”), a registered investment adviser and wholly-owned subsidiary of Brookfield Asset Management Inc., became the investment adviser to the Funds.

If certain allegations in the Order against the Respondents are found to be true at the conclusion of the Administrative Proceeding or otherwise, the financial statements and financial highlights for each Fund’s three fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006 may be impacted. The Funds are currently undertaking an investigation of the underlying allegations in the Order. It is unclear at this time, however, whether each Fund’s financial statements and financial highlights covering these fiscal periods are impacted and, if so, whether the impact is material.

By correspondence dated May 27, 2010, the Funds’ independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Funds that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Funds’ financial statements should no longer be relied upon.

In addition, by correspondence dated May 28, 2010, BBD, LLP (“BBD”), the Funds’ independent registered public accounting firm for the six-month period ended September 30, 2008 and the fiscal year ended March 31, 2009, informed the Funds that BBD’s audit reports dated November 26, 2008 and May 28, 2009, on the Funds’ financial statements should no longer be relied upon in view of the Funds’ former independent registered public accounting firm’s May 27, 2010 correspondence regarding non-reliance on its previously issued audit reports because BBD relied upon the Funds’ former independent registered public accounting firm’s audit report on the March 31, 2008 financial statements.

We were not the Funds’ investment adviser for the fiscal years ended March 31, 2008, 2007 and 2006, and have not attempted to review the Funds’ financial statements for those fiscal years. The information contained in this report for March 31, 2008, 2007 and 2006 is unaudited and should not be relied upon.

For the Funds’ fiscal year ended March 31, 2009, since we only assumed management of the Funds on July 29, 2008, we reviewed the Funds’ balance sheets as of March 31, 2008 so that we could establish opening valuations for April 1, 2008. Our review resulted in adjustments to portfolio valuations and accrued interest receivables. The Funds engaged BBD to re-audit their March 31, 2009 financial statements. On August 9, 2010, BBD issued a new audit report on the Funds’ March 31, 2009 financial statements. Attached for the fiscal year ended March 31, 2009, please find each Fund’s (i) Portfolio of Investments, (ii) Statement of Assets and Liabilities, restated Statement of Operations, restated Statement of Changes in Net Assets, restated Statement of Cash Flows and restated Financial Highlights, (iii) restated Notes to Financial Statements and (iv) a new Report of Independent Registered Public Accounting Firm.

As discussed above, based upon the actions of the Funds’ former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon until such time that the Funds’ investigation of the underlying allegations in the Order has been completed and the issues surrounding the audit reports have been resolved.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES – 3.7%
Collateralized Debt Obligations – 3.7%
Linker Finance PLC Series 16A, Class E‡(a)(c)	4.06	%#	05/19/45	$3,000	$30,000
Steers Series 2007-A‡(a)(c)	3.99	†	06/20/18	6,750	1,485,000

Total Collateralized Debt Obligations (Cost – $9,442,636)					1,515,000

Collateralized Loan Obligation – 0.0%
Credit Genesis CLO 2005‡(a)(c) (Cost – $3,000,000)	0.00	†	06/23/10	3	18,000

Total ASSET-BACKED SECURITIES (Cost – $12,442,636)					1,533,000

MORTGAGE-BACKED SECURITIES – 0.1%
Collateralized Mortgage Obligations – 0.1%
Countrywide Alternative Loan Trust NIM
Series 2006-OA11, Class N3‡(a)(c)	12.50	#	09/25/46	871	0
Sharp SP I LLC NIM Trust
Series 2006-AHM3, Class N3‡(a)(c)	12.50	#	10/25/46	736	50,462

Total Collateralized Mortgage Obligations (Cost – $1,619,591)					50,462

Total MORTGAGE-BACKED SECURITIES (Cost – $1,619,591)					50,462

INVESTMENT GRADE CORPORATE BONDS – 6.2%
Consumer Non-Cyclical – 3.0%
CVS Caremark Corp.	5.75		06/01/17	1,000	975,162
McKesson Corp	5.25		03/01/13	250	247,705

Total Consumer Non-Cyclical (Cost – $1,192,352).					1,222,867

Telecommunications – 3.2%
Comcast Cable Communications Holdings	8.38		03/15/13	500	534,715
Rogers Communications Inc.	6.80		08/15/18	750	749,609

Total Telecommunications (Cost – $1,308,603)					1,284,324

Total INVESTMENT GRADE CORPORATE BONDS (Cost $2,500,955)					2,507,191

HIGH YIELD CORPORATE BONDS – 81.9%
Basic Industry – 12.4%
AK Steel Corp.	7.75		06/15/12	500	392,500
Arch Western Finance LLC	6.75		07/01/13	500	457,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Buckeye Technologies Inc.	8.50%		10/01/13	$500	$437,500
Freeport McMoRan Copper & Gold	8.38		04/01/17	500	467,500
Georgia-Pacific Corp.	8.13		05/15/11	1,000	993,750
Momentive Performance	9.75		12/01/14	500	147,500
Steel Dynamics Inc.	6.75		04/01/15	1,000	677,500
Tube City IMS Corp.	9.75		02/01/15	500	76,250
US Steel Corp.	7.00		02/01/18	1,250	853,020
Westlake Chemical Corp.	6.63		01/15/16	750	525,000

Total Basic Industry (Cost $6,193,101)					5,028,020

Capital Goods – 8.5%
Alliant Techsystems Inc.	6.75		04/01/16	650	617,500
Case Corp.	7.25		01/15/16	500	365,000
Crown Americas LLC	7.75		11/15/15	500	502,500
Crown Cork & Seal Company Inc.	8.00		04/15/23	250	222,500
Jefferson Smurfit Corp.	8.25	#	10/01/12	750	93,750
L-3 Communications Corp.	6.13		01/15/14	500	472,500
Mueller Water Products Inc.	7.38		06/01/17	500	257,500
Owens-Illinois Inc.	7.80		05/15/18	500	485,000
Terex Corp.	7.38		01/15/14	500	432,500

Total Capital Goods (Cost $4,347,396)					3,448,750

Consumer Cyclical – 9.9%
ACE Hardware Corp.‡(a)	9.13		06/01/16	500	410,000
Collective Brands Inc.	8.25		08/01/13	250	197,500
Couche-Tard U.S. LP	7.50		12/15/13	1,000	982,500
Ford Motor Credit Co.	7.00		10/01/13	250	167,165
GameStop Corp.	8.00		10/01/12	1,000	1,010,000
General Motors Corp.	7.13		07/15/13	250	35,625
Levi Strauss & Co.	9.75		01/15/15	500	430,000
Phillips-Van Heusen Corp.	7.25		02/15/11	500	481,250
TRW Automotive Inc.‡(a)	7.25		03/15/17	750	311,250

Total Consumer Cyclical (Cost $4,435,842)					4,025,290

Consumer Non-Cyclical – 8.9%
Church & Dwight Company Inc.	6.00		12/15/12	500	497,500
Constellation Brands Inc.	7.25		05/15/17	650	617,500
Delhaize Group	6.50		06/15/17	750	724,991
Jarden Corp.	7.50		05/01/17	1,000	805,000
Stater Brothers Holdings	8.13		06/15/12	500	492,500
SUPERVALU Inc.	7.50		05/15/12	500	491,250

Total Consumer Non-Cyclical (Cost $3,673,779)					3,628,741

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Energy – 13.9%
Chesapeake Energy Corp.	6.88%		01/15/16	$500	$420,000
El Paso Corp.	6.88		06/15/14	500	445,359
Frontier Oil Corp.	6.63		10/01/11	500	487,500
Newfield Exploration Co.	6.63		09/01/14	500	452,500
Pioneer Natural Resource	6.65		03/15/17	250	189,647
Range Resources Corp.	7.50		05/15/16	500	461,250
SeaMetric International AS(c)	11.63		05/25/12	1,700	680,000
SESI LLC	6.88		06/01/14	750	607,500
Southwestern Energy Co.‡(a)	7.50		02/01/18	166	160,190
Whiting Petroleum Corp.	7.25		05/01/13	1,000	785,000
Williams Companies Inc.‡(a)	6.38		10/01/10	1,000	983,980

Total Energy (Cost $7,028,800)					5,672,926

Media – 3.9%
CCH I LLC / CCH I Capital Corp.	11.00	#	10/01/15	250	26,875
Charter Communications Operating LLC‡(a)(e)	8.38		04/30/14	1,000	880,000
Mediacom Broadband LLC	8.50		10/15/15	750	675,000

Total Media (Cost $1,815,834)					1,581,875

Services Cyclical – 9.5%
AMC Entertainment Inc.	8.63		08/15/12	750	736,875
ARAMARK Corp.	8.50		02/01/15	750	690,000
FireKeepers Development Authority‡(a)	13.88		05/01/15	500	305,000
Iron Mountain Inc.	8.75		07/15/18	1,000	992,500
Pokagon Gaming Authority‡(a)	10.38		06/15/14	500	415,000
Seneca Gaming Corp.	7.25		05/01/12	500	319,375
United Rentals North America Inc.	6.50		02/15/12	500	400,000

Total Services Cyclical (Cost $4,372,685)					3,858,750

Services Non-Cyclical – 3.8%
HCA Inc.	9.25		11/15/16	1,000	910,000
Service Corp. International	6.75		04/01/16	750	652,500

Total Services Non-Cyclical (Cost $1,617,677)					1,562,500

Technology & Electronics – 3.3%
Flextronics International Limited	6.25		11/15/14	750	633,750
Sungard Data Systems Inc.	10.25		08/15/15	1,000	700,000

Total Technology & Electronics (Cost – $1,672,168)					1,333,750

Telecommunications – 7.8%
American Tower Corp.	7.00		10/15/17	500	492,500
Cincinnati Bell Inc.	8.38		01/15/14	1,000	940,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
CSC Holdings Inc.‡(a)	8.50%	04/15/14	$500	$492,500
Frontier Communications Corp.	6.25	01/15/13	650	589,062
Windstream Corp.	7.00	03/15/19	750	660,000

Total Telecommunications (Cost $3,232,445)				3,174,062

Total HIGH YIELD CORPORATE BONDS (Cost $38,389,727)				33,314,664

MUNICIPAL SECURITIES – 0.2%
Muni-Arizona – 0.2%
Pima County Arizona Industrial Development Authority(d)	13.10	06/01/09	31	30,523
Pima County Arizona Industrial Development Authority(d)	12.10	06/01/10	44	38,445

Total Muni-Arizona (Cost $71,879)				68,968

Total MUNICIPAL SECURITIES (Cost $71,879)				68,968

			Shares

COMMON STOCKS – 2.6%
Consumer Products – 0.3%
The Coca-Cola Co. (Cost $103,511)			2,400	105,480

Energy – 0.3%
Southern Union Co. (Cost $94,228)			7,500	114,150

Finance & Investment – 0.4%
FSI Realty Trust(c)			148,000	1
FSI Realty Trust‡(a)(c)			29,800	0
Mid Country*‡(a)(c)			50,000	164,000

Total Finance & Investment (Cost $2,348,859)				164,001

Industrials – 0.4%
General Electric Co.			7,500	75,825
Port Townsend Company Inc.*(a)(c)			1,200	0
United States Steel Corp.			4,000	84,520

Total Industrials (Cost $952,360)				160,345

Telecommunications – 1.2%
AT&T Inc.			5,000	126,000
Frontier Communications Corp.			10,000	71,800

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

			Shares	Value (Note 2)

COMMON STOCKS (continued)
Qwest Communications International Inc.			25,000	$85,500
Verizon Communications Inc.			4,000	120,800
Windstream Corp.			10,000	80,600

Total Telecommunications (Cost $622,975)				484,700

Total COMMON STOCKS (Cost $4,121,933)				1,028,676

	Interest Rate	Maturity	Principal Amount (000s)

SHORT TERM INVESTMENT – 1.1%
State Street Euro Dollar Time Deposit (Cost $458,230)	0.01%	04/01/09	$458	458,230

Total Investments – 95.8% (Cost $59,604,951)				38,961,191
Other Assets in Excess of Liabilities – 4.2%				1,715,216

NET ASSETS – 100.0%				$40,676,407

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES – 3.7%
Collateralized Debt Obligations – 3.7%
Linker Finance PLC
Series 16A, Class E‡(a)(c)	4.06	%#	05/19/45	$2,000	$20,000
Steers Series 2007-A‡(a)(c)	3.99	†	06/20/18	5,000	1,100,000

Total Collateralized Debt Obligations (Cost $6,796,441)					1,120,000

Collateralized Loan Obligation – 0.0%
Credit Genesis CLO 2005‡(a)(c) (Cost $1,000,000)	0.00	†	06/23/10	1	6,000

Total ASSET-BACKED SECURITIES (Cost $7,796,441)					1,126,000

MORTGAGE-BACKED SECURITIES – 0.6%
Collateralized Mortgage Obligations – 0.6%
Countrywide Alternative Loan Trust NIM Series 2006-OA11, Class N3‡(a)(c)	12.50	#	09/25/46	473	0
Sasco NIM Trust Series 2003-S, Class A‡(a)(b)(c)	7.50	#	12/28/33	1,306	118,149
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3‡(a)(c)	12.50	#	10/25/46	736	50,462

Total Collateralized Mortgage Obligations (Cost $2,509,519)					168,611

Total MORTGAGE-BACKED SECURITIES (Cost $2,509,519)					168,611

INVESTMENT GRADE CORPORATE BONDS – 1.7%
Consumer Non-Cyclical – 0.8%
CVS Caremark Corp. (Cost – $256,747).	5.75		06/01/17	250	243,791

Telecommunications – 0.9%
Comcast Cable Communications Holdings (Cost – $263,094)	8.38		03/15/13	250	267,357

Total INVESTMENT GRADE CORPORATE BONDS (Cost $519,841)					511,148

HIGH YIELD CORPORATE BONDS – 84.7%
Basic Industry – 12.7%
AK Steel Corp.	7.75		06/15/12	500	392,500
Arch Western Finance LLC	6.75		07/01/13	500	457,500
Buckeye Technologies Inc.	8.50		10/01/13	500	437,500
Freeport McMoRan Copper & Gold	8.38		04/01/17	500	467,500
Georgia-Pacific Corp.	8.13		05/15/11	750	745,313

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Momentive Performance	9.75%		12/01/14	$500	$147,500
Steel Dynamics Inc.	6.75		04/01/15	500	338,750
Tube City IMS Corp.	9.75		02/01/15	500	76,250
US Steel Corp.	7.00		02/01/18	500	341,208
Westlake Chemical Corp.	6.63		01/15/16	625	437,500

Total Basic Industry (Cost $4,924,656)					3,841,521

Capital Goods – 10.5%
Alliant Techsystems Inc.	6.75		04/01/16	500	475,000
Case Corp.	7.25		01/15/16	500	365,000
Crown Americas LLC	7.75		11/15/15	500	502,500
Crown Cork & Seal Company Inc.	8.00		04/15/23	125	111,250
Jefferson Smurfit Corp.	8.25	#	10/01/12	500	62,500
L-3 Communications Corp.	6.13		01/15/14	500	472,500
Mueller Water Products Inc.	7.38		06/01/17	500	257,500
Owens-Illinois Inc.	7.80		05/15/18	500	485,000
Terex Corp.	7.38		01/15/14	500	432,500

Total Capital Goods (Cost $3,959,478)					3,163,750

Consumer Cyclical – 12.3%
ACE Hardware Corp.‡(a)	9.13		06/01/16	500	410,000
Church & Dwight Company Inc.	6.00		12/15/12	500	497,500
Collective Brands Inc.	8.25		08/01/13	250	197,500
Couche-Tard U.S. LP	7.50		12/15/13	625	614,062
Ford Motor Credit Co.	7.00		10/01/13	250	167,165
GameStop Corp.	8.00		10/01/12	625	631,250
General Motors Corp.	7.13		07/15/13	250	35,625
Levi Strauss & Co.	9.75		01/15/15	500	430,000
Phillips-Van Heusen Corp.	7.25		02/15/11	500	481,250
TRW Automotive Inc.‡(a)	7.25		03/15/17	625	259,375

Total Consumer Cyclical (Cost $4,091,145)					3,723,727

Consumer Non-Cyclical – 8.1%
Constellation Brands Inc.	7.25		05/15/17	500	475,000
Delhaize Group	6.50		06/15/17	500	483,327
Jarden Corp.	7.50		05/01/17	625	503,125
Stater Brothers Holdings	8.13		06/15/12	500	492,500
SUPERVALU Inc.	7.50		05/15/12	500	491,250

Total Consumer Non-Cyclical (Cost $2,517,460)					2,445,202

Energy – 13.6%
Chesapeake Energy Corp.	6.88		01/15/16	500	420,000
El Paso Corp.	6.88		06/15/14	500	445,359
Frontier Oil Corp.	6.63		10/01/11	500	487,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Newfield Exploration Co.	6.63%		09/01/14	$500	$452,500
Pioneer Natural Resource	6.65		03/15/17	250	189,647
Range Resources Corp.	7.50		05/15/16	500	461,250
SESI LLC	6.88		06/01/14	625	506,250
Southwestern Energy Co.‡(a)	7.50		02/01/18	167	161,155
Whiting Petroleum Corp.	7.25		05/01/13	625	490,625
Williams Companies Inc.‡(a)	6.38		10/01/10	500	491,990

Total Energy (Cost $4,374,893)					4,106,276

Media – 3.6%
CCH I LLC / CCH I Capital Corp.	11.00	#	10/01/15	250	26,875
Charter Communications Operating LLC‡(a)(e)	8.38		04/30/14	700	616,000
Mediacom Broadband LLC	8.50		10/15/15	500	450,000

Total Media (Cost $1,322,188)					1,092,875

Services Cyclical – 10.0%
AMC Entertainment Inc.	8.63		08/15/12	500	491,250
ARAMARK Corp.	8.50		02/01/15	500	460,000
FireKeepers Development Authority‡(a)	13.88		05/01/15	500	305,000
Iron Mountain Inc.	8.75		07/15/18	625	620,313
Pokagon Gaming Authority‡(a)	10.38		06/15/14	500	415,000
Seneca Gaming Corp.	7.25		05/01/12	500	319,375
United Rentals North America Inc.	6.50		02/15/12	500	400,000

Total Services Cyclical (Cost $3,515,099)					3,010,938

Services Non-Cyclical – 3.3%
HCA Inc.	9.25		11/15/16	625	568,750
Service Corp. International	6.75		04/01/16	500	435,000

Total Services Non-Cyclical (Cost $1,081,846)					1,003,750

Technology & Electronics – 2.8%
Flextronics International Limited	6.25		11/15/14	500	422,500
Sungard Data Systems Inc.	10.25		08/15/15	625	437,500

Total Technology & Electronics (Cost $1,102,233)					860,000

Telecommunications – 7.8%
American Tower Corp.	7.00		10/15/17	500	492,500
Cincinnati Bell Inc.	8.38		01/15/14	500	470,000
CSC Holdings Inc.‡(a)	8.50		04/15/14	500	492,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Frontier Communications Corp.	6.25%	01/15/13	$500	$453,125
Windstream Corp.	7.00	03/15/19	500	440,000

Total Telecommunications (Cost $2,389,236)				2,348,125

Total HIGH YIELD CORPORATE BONDS (Cost $29,278,234)				25,596,164

MUNICIPAL SECURITIES – 0.2%
Muni-Arizona – 0.2%
Pima County Arizona Industrial Development Authority(d)	13.10	06/01/09	25	24,419
Pima County Arizona Industrial Development Authority(d)	12.10	06/01/10	35	30,756

Total Muni-Arizona (Cost $57,504)				55,175

Total MUNICIPAL SECURITIES (Cost $57,504)				55,175

			Shares

COMMON STOCKS – 3.2%
Consumer Products – 0.3%
The Coca-Cola Co. (Cost $75,477)			1,750	76,912

Energy – 0.4%
Southern Union Co. (Cost $94,228)			7,500	114,150

Finance & Investment – 0.4%
FSI Realty Trust(c)			72,000	1
FSI Realty Trust‡(a)(c)			26,200	0
Mid Country*‡(a)(c)			38,235	125,411

Total Finance & Investment (Cost $1,482,977)				125,412

Industrials – 0.5%
General Electric Co.			7,500	75,825
Port Townsend Company Inc.*(a)(c)			875	0
United States Steel Corp.			4,000	84,520

Total Industrials (Cost $760,820)				160,345

Telecommunications – 1.6%
AT&T Inc.			5,000	126,000
Frontier Communications Corp.			10,000	71,800
Qwest Communications International Inc.			25,000	85,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

			Shares	Value (Note 2)

COMMON STOCKS (continued)
Verizon Communications Inc.			4,000	$120,800
Windstream Corp.			10,000	80,600

Total Telecommunications (Cost $631,277)				484,700

Total COMMON STOCKS (Cost $3,044,779)				961,519

	Interest Rate	Maturity	Principal Amount (000s)

SHORT TERM INVESTMENT – 4.1%
State Street Euro Dollar Time Deposit (Cost $1,227,832)	0.01%	04/01/09	$1,228	1,227,832

Total Investments – 98.2% (Cost $44,434,150)				29,646,449
Other Assets in Excess of Liabilities – 1.8%				543,097

NET ASSETS – 100.0%				$30,189,546

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES – 3.7%
Collateralized Debt Obligations – 3.6%
Linker Finance PLC Series 16A, Class E‡(a)(c)	4.06	%#	05/19/45	$5,000	$50,000
Steers Series 2007-A‡(a)(c)	3.99	†	06/20/18	5,250	1,155,000

Total Collateralized Debt Obligations (Cost $9,948,458)					1,205,000

Collateralized Loan Obligation – 0.1%
Credit Genesis CLO 2005‡(a)(c) (Cost $2,970,000)	0.00	†	06/23/10	3	18,000

Total ASSET-BACKED SECURITIES (Cost $12,918,458)					1,223,000

MORTGAGE-BACKED SECURITIES – 0.3%
Collateralized Mortgage Obligations – 0.3%
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3‡(a)(c) (Cost $1,471,200)	12.50	#	10/25/46	1,471	100,924

Total MORTGAGE-BACKED SECURITIES (Cost $1,471,200)					100,924

INVESTMENT GRADE CORPORATE BONDS – 5.3%
Consumer Non-Cyclical – 1.5%
CVS Caremark Corp. (Cost – $479,376).	5.75		06/01/17	500	487,581

Telecommunications – 3.8%
Comcast Cable Communications Holdings	8.38		03/15/13	500	534,715
Rogers Communications Inc.	6.80		08/15/18	500	499,739
Rogers Wireless Inc.	6.38		03/01/14	250	253,095

Total Telecommunications (Cost – $1,278,199)					1,287,549

Total INVESTMENT GRADE CORPORATE BONDS (Cost $1,757,575)					1,775,130

HIGH YIELD CORPORATE BONDS – 81.4%
Basic Industry – 11.5%
AK Steel Corp.	7.75		06/15/12	500	392,500
Arch Western Finance LLC	6.75		07/01/13	500	457,500
Buckeye Technologies Inc.	8.50		10/01/13	500	437,500
Freeport McMoRan Copper & Gold	8.38		04/01/17	500	467,500
Georgia-Pacific Corp.	8.13		05/15/11	500	496,875
Momentive Performance	9.75		12/01/14	500	147,500
Steel Dynamics Inc.	6.75		04/01/15	500	338,750

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Tube City IMS Corp.	9.75%		02/01/15	$500	$76,250
US Steel Corp.	7.00		02/01/18	1,000	682,416
Westlake Chemical Corp.	6.63		01/15/16	500	350,000

Total Basic Industry (Cost $4,859,536)					3,846,791

Capital Goods – 11.1%
Alliant Techsystems Inc.	6.75		04/01/16	500	475,000
Case Corp.	7.25		01/15/16	500	365,000
Crown Americas LLC	7.75		11/15/15	500	502,500
Crown Cork & Seal Company Inc.	8.00		04/15/23	250	222,500
Jefferson Smurfit Corp.	8.25	#	10/01/12	500	62,500
L-3 Communications Corp.	6.13		01/15/14	500	472,500
Mueller Water Products Inc.	7.38		06/01/17	500	257,500
Owens-Illinois Inc.	7.80		05/15/18	500	485,000
Terex Corp.	7.38		01/15/14	1,000	865,000

Total Capital Goods (Cost $4,496,409)					3,707,500

Consumer Cyclical – 11.7%
ACE Hardware Corp.‡(a)	9.13		06/01/16	500	410,000
Collective Brands Inc.	8.25		08/01/13	250	197,500
Couche-Tard U.S. LP	7.50		12/15/13	1,000	982,500
Ford Motor Credit Co.	7.00		10/01/13	250	167,166
GameStop Corp.	8.00		10/01/12	1,000	1,010,000
General Motors Corp.	7.13		07/15/13	250	35,625
Levi Strauss & Co.	9.75		01/15/15	500	430,000
Phillips-Van Heusen Corp.	7.25		02/15/11	500	481,250
TRW Automotive Inc.‡(a)	7.25		03/15/17	500	207,500

Total Consumer Cyclical (Cost $4,203,472)					3,921,541

Consumer Non-Cyclical – 8.5%
Church & Dwight Company Inc.	6.00		12/15/12	500	497,500
Constellation Brands Inc.	7.25		05/15/17	500	475,000
Delhaize Group	6.50		06/15/17	500	483,327
Jarden Corp.	7.50	@	05/01/17	500	402,500
Stater Brothers Holdings	8.13		06/15/12	500	492,500
SUPERVALU Inc.	7.50		05/15/12	500	491,250

Total Consumer Non-Cyclical (Cost $2,883,331)					2,842,077

Energy – 13.8%
Chesapeake Energy Corp.	6.88		01/15/16	500	420,000
El Paso Corp.	6.88		06/15/14	500	445,359
Frontier Oil Corp	6.63		10/01/11	500	487,500
Newfield Exploration Co.	6.63		09/01/14	500	452,500
Pioneer Natural Resource	6.65		03/15/17	250	189,647

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Range Resources Corp.	7.50%		05/15/16	$500	$461,250
SeaMetric International AS(c)	11.63		05/25/12	800	320,000
SESI LLC	6.88		06/01/14	500	405,000
Southwestern Energy Co.‡(a)	7.50		02/01/18	167	161,155
Whiting Petroleum Corp.	7.25		05/01/13	1,000	785,000
Williams Companies Inc.‡(a)	6.38		10/01/10	500	491,990

Total Energy (Cost $5,394,914)					4,619,401

Media – 3.6%
CCH I LLC/CCH I Capital Corp.	11.00	#	10/01/15	500	53,750
Charter Communications Operating LLC‡(a)(e)	8.38		04/30/14	800	704,000
Mediacom Broadband LLC	8.50		10/15/15	500	450,000

Total Media (Cost $1,549,480)					1,207,750

Services Cyclical – 8.1%
AMC Entertainment Inc.	8.63		08/15/12	500	491,250
ARAMARK Corp.	8.50		02/01/15	500	460,000
FireKeepers Development Authority‡(a)	13.88		05/01/15	500	305,000
Iron Mountain Inc.	8.75		07/15/18	750	744,375
Seneca Gaming Corp.	7.25		05/01/12	500	319,375
United Rentals North America Inc.	6.50		02/15/12	500	400,000

Total Services Cyclical (Cost $3,094,910)					2,720,000

Services Non-Cyclical – 2.7%
HCA Inc.	9.25		11/15/16	500	455,000
Service Corp. International	6.75		04/01/16	500	435,000

Total Services Non-Cyclical (Cost $952,828)					890,000

Technology & Electronics – 3.4%
Flextronics International Limited	6.25		11/15/14	500	422,500
Sungard Data Systems Inc.	10.25		08/15/15	1,000	700,000

Total Technology & Electronics (Cost $1,419,794)					1,122,500

Telecommunications – 7.0%
American Tower Corp.	7.00		10/15/17	500	492,500
Cincinnati Bell Inc.	8.38		01/15/14	500	470,000
CSC Holdings Inc.‡(a)	8.50		04/15/14	500	492,500
Frontier Communications Corp.	6.25		01/15/13	500	453,125
Windstream Corp.	7.00		03/15/19	500	440,000

Total Telecommunications (Cost $2,384,613)					2,348,125

Total HIGH YIELD CORPORATE BONDS (Cost $31,239,287)					27,225,685

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

			Shares	Value (Note 2)

COMMON STOCKS – 3.0%
Consumer Products – 0.3%
The Coca-Cola Co. (Cost $86,259)			2,000	$87,900

Energy – 0.3%
Southern Union Co. (Cost $94,228)			7,500	114,150

Finance & Investment – 0.5%
FSI Realty Trust(c)			200,000	2
FSI Realty Trust‡(a)(c)			35,000	0
Mid Country*‡(a)(c)			52,941	173,646

Total Finance & Investment (Cost $2,871,557)				173,648

Industrials – 0.5%
General Electric Co.			7,500	75,825
Port Townsend Company Inc.*(a)(c)			1,300	0
United States Steel Corp.			4,000	84,520

Total Industrials (Cost $957,799)				160,345

Telecommunications – 1.4%
AT&T Inc.			5,000	126,000
Frontier Communications Corp.			10,000	71,800
Qwest Communications International Inc.			25,000	85,500
Verizon Communications Inc.			4,000	120,800
Windstream Corp.			10,000	80,600

Total Telecommunications (Cost $622,975)				484,700

Total COMMON STOCKS (Cost $4,632,818)				1,020,743

	Interest Rate	Maturity	Principal Amount (000s)

SHORT TERM INVESTMENT – 4.3%
State Street Euro Dollar Time Deposit (Cost $1,451,692)	0.01%	04/01/09	$1,452	1,451,692

Total Investments – 98.0% (Cost $53,471,030)				32,797,174
Other Assets in Excess of Liabilities – 2.0%				663,051

NET ASSETS – 100.0%				$33,460,225

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES – 5.0%
Collateralized Debt Obligations – 3.8%
Linker Finance PLC
Series 16A, Class E‡(a)(c)	4.06	%#	05/19/45	$2,000	$20,000
Steers Series 2007-A‡(a)(c)	3.99	†	06/20/18	5,000	1,100,000

Total Collateralized Debt Obligations (Cost $6,796,440)					1,120,000

Collateralized Loan Obligation – 0.0%
Credit Genesis CLO 2005‡(a)(c) (Cost $1,000,000)	0.00	†	06/23/10	1	6,000

Home Equity Loan – 1.2%
Lake Country Mortgage Loan Trust Series 2006-HE1, Class M8‡(a)(b)(c) (Cost $3,271,466)	3.27	†#	07/25/34	3,915	354,621

Total ASSET-BACKED SECURITIES (Cost $11,067,906)					1,480,621

MORTGAGE-BACKED SECURITIES – 0.2%
Collateralized Mortgage Obligations – 0.2%
Countrywide Alternative Loan Trust NIM Series 2006-OA11, Class N3‡(a)(c)	12.50	#	09/25/46	945	0
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3‡(a)(c)	12.50	#	10/25/46	736	50,462

Total Collateralized Mortgage Obligations (Cost $1,695,417)					50,462

Total MORTGAGE-BACKED SECURITIES (Cost $1,695,417)					50,462

INVESTMENT GRADE CORPORATE BONDS – 7.7%
Consumer Non-Cyclical – 2.5%
CVS Caremark Corp.	5.75		06/01/17	500	487,581
McKesson Corp.	5.25		03/01/13	250	247,705

Total Consumer Non-Cyclical (Cost – $747,097)					735,286

Telecommunications – 5.2%
Comcast Cable Communications Holdings	8.38		03/15/13	500	534,714
Rogers Wireless Inc.	6.38		03/01/14	500	506,190
Time Warner Cable Inc.	8.25		04/01/19	500	513,811

Total Telecommunications (Cost – $1,498,796)					1,554,715

Total INVESTMENT GRADE CORPORATE BONDS (Cost $2,245,893)					2,290,001

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS – 71.4%
Basic Industry – 6.6%
Buckeye Technologies Inc.	8.50%		10/01/13	$500	$437,500
Freeport McMoRan Copper & Gold	8.38		04/01/17	500	467,500
Georgia-Pacific Corp.	8.13		05/15/11	500	496,875
Momentive Performance	9.75		12/01/14	500	147,500
Tube City IMS Corp.	9.75		02/01/15	500	76,250
Westlake Chemical Corp.	6.63		01/15/16	500	350,000

Total Basic Industry (Cost $2,884,470)					1,975,625

Capital Goods – 10.6%
Alliant Techsystems Inc.	6.75		04/01/16	500	475,000
Case Corp.	7.25		01/15/16	500	365,000
Crown Americas LLC	7.75		11/15/15	500	502,500
Crown Cork & Seal Company Inc.	8.00		04/15/23	125	111,250
Jefferson Smurfit Corp.	8.25	#	10/01/12	500	62,500
L-3 Communications Corp.	6.13		01/15/14	500	472,500
Mueller Water Products Inc.	7.38		06/01/17	500	257,500
Owens-Illinois Inc.	7.80		05/15/18	500	485,000
Terex Corp.	7.38		01/15/14	500	432,500

Total Capital Goods (Cost $3,959,473)					3,163,750

Consumer Cyclical – 7.8%
ACE Hardware Corp.‡(a)	9.13		06/01/16	500	410,000
Collective Brands Inc.	8.25		08/01/13	250	197,500
Couche-Tard U.S. LP	7.50		12/15/13	625	614,062
Ford Motor Credit Co.	7.00		10/01/13	250	167,166
GameStop Corp.	8.00		10/01/12	625	631,250
General Motors Corp.	7.13		07/15/13	250	35,625
TRW Automotive Inc.‡(a)	7.25		03/15/17	625	259,375

Total Consumer Cyclical (Cost $2,744,691)					2,314,978

Consumer Non-Cyclical – 7.8%
Constellation Brands Inc.	7.25		05/15/17	500	475,000
Delhaize Group	6.50		06/15/17	1,000	966,654
Jarden Corp.	7.50		05/01/17	500	402,500
Stater Brothers Holdings	8.13		06/15/12	500	492,500

Total Consumer Non-Cyclical (Cost $2,359,128)					2,336,654

Energy – 14.7%
Chesapeake Energy Corp.	6.88		01/15/16	500	420,000
El Paso Corp.	6.88		06/15/14	500	445,359
Newfield Exploration Co.	6.63		09/01/14	500	452,500
Range Resources Corp.	7.50		05/15/16	500	461,250
SeaMetric International AS(c)	11.63		05/25/12	1,500	600,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate		Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
SESI LLC	6.88%		06/01/14	$625	$506,250
Whiting Petroleum Corp.	7.25		05/01/13	625	490,625
Williams Companies Inc.‡(a)	6.38		10/01/10	1,035	1,018,419

Total Energy (Cost $5,548,534)					4,394,403

Media – 3.1%
CCH I LLC/CCH I Capital Corp.	11.00	#	10/01/15	250	26,875
Charter Communications Operating LLC‡(a)(e)	8.38		04/30/14	500	440,000
Mediacom Broadband LLC	8.50		10/15/15	500	450,000

Total Media (Cost $1,139,817)					916,875

Services Cyclical – 8.3%
AMC Entertainment Inc.	8.63		08/15/12	500	491,250
ARAMARK Corp.	8.50		02/01/15	500	460,000
FireKeepers Development Authority‡(a)	13.88		05/01/15	500	305,000
Iron Mountain Inc.	8.75		07/15/18	500	496,250
Pokagon Gaming Authority‡(a)	10.38		06/15/14	500	415,000
Seneca Gaming Corp.	7.25		05/01/12	500	319,375

Total Services Cyclical (Cost $2,990,938)					2,486,875

Services Non-Cyclical – 3.4%
HCA Inc.	9.25		11/15/16	625	568,750
Service Corp. International	6.75		04/01/16	500	435,000

Total Services Non-Cyclical (Cost $1,081,846)					1,003,750

Technology & Electronics – 2.9%
Flextronics International Limited	6.25		11/15/14	500	422,500
Sungard Data Systems Inc.	10.25		08/15/15	625	437,500

Total Technology & Electronics (Cost $1,102,233)					860,000

Telecommunications – 6.2%
American Tower Corp.	7.00		10/15/17	500	492,500
Cincinnati Bell Inc.	8.38		01/15/14	500	470,000
Frontier Communications Corp.	6.25		01/15/13	500	453,125
Windstream Corp.	7.00		03/15/19	500	440,000

Total Telecommunications (Cost $1,921,736)					1,855,625

Total HIGH YIELD CORPORATE BONDS (Cost $25,732,866)					21,308,535

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

MUNICIPAL SECURITIES – 0.2%
Muni-Arizona – 0.2%
Pima County Arizona Industrial Development Authority(d)	13.10%	06/01/09	$25	$24,419
Pima County Arizona Industrial Development Authority(d)	12.10	06/01/10	35	30,756

Total Muni-Arizona (Cost $57,504)				55,175

Total MUNICIPAL SECURITIES (Cost $57,504)				55,175

			Shares

COMMON STOCKS – 3.3%
Consumer Products – 0.3%
The Coca-Cola Co. (Cost $78,712)			1,825	80,209

Energy – 0.4%
Southern Union Co. (Cost $94,228)			7,500	114,150

Finance & Investment – 0.5%
FSI Realty Trust(c)			92,000	1
FSI Realty Trust‡(a)(c)			26,200	0
Mid Country*‡(a)(c)			42,647	139,882

Total Finance & Investment (Cost $1,724,566)				139,883

Industrials – 0.5%
General Electric Co.			7,500	75,825
Port Townsend Company Inc.*(a)(c)			1,050	0
United States Steel Corp.			4,000	84,520

Total Industrials (Cost $858,137)				160,345

Telecommunications – 1.6%
AT&T Inc.			5,000	126,000
Frontier Communications Corp.			10,000	71,800
Qwest Communications International Inc.			25,000	85,500
Verizon Communications Inc.			4,000	120,800
Windstream Corp.			10,000	80,600

Total Telecommunications (Cost $631,277)				484,700

Total COMMON STOCKS (Cost $3,386,920)				979,287

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

SHORT TERM INVESTMENT – 6.9%
State Street Euro Dollar Time Deposit (Cost $2,068,650)	0.01%	04/01/09	$2,069	$2,068,650

Total Investments – 94.7% (Cost $46,255,156)				28,232,731
Other Assets in Excess of Liabilities – 5.3%				1,582,773

NET ASSETS – 100.0%				$29,815,504

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Portfolios of Investments

March 31, 2009

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

*	—	Non-income producing security.
#	—	Issuer is currently in default on its regularly scheduled interest payment.
@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreement. (Note 6)
†	—	Variable Rate Security – Interest rate shown is the rate in effect as of March 31, 2009.
‡	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2009, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$5,705,382	14.03%
Helios High Income Fund, Inc.	4,571,042	15.14
Helios Multi-Sector High Income Fund, Inc.	4,269,715	12.76
Helios Strategic Income Fund, Inc.	4,518,759	15.16

(a)	—	Private Placement.
(b)	—	Investment in subprime security. As of March 31, 2009, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios High Income Fund, Inc.	$118,149	0.39%
Helios Strategic Income Fund, Inc.	354,621	1.19

(c)	—	Security valued in good faith pursuant to fair value procedures adopted by the Board of Directors. As of March 31, 2009, the total values of all such securities were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$2,427,463	5.97%
Helios High Income Fund, Inc.	1,420,023	4.70
Helios Multi-Sector High Income Fund, Inc.	1,817,572	5.43
Helios Strategic Income Fund, Inc.	2,270,966	7.62

(d)	—	Zero-coupon bond – Interest rate represents current yield to maturity.
(e)	—

Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Funds own senior debt issued by this company that continues to receive income payments.

ABS	—	Asset-Backed Security.
CBO	—	Certificate-Backed Obligation.
CDO	—	Collateralized Debt Obligation.
CLO	—	Collateralized Loan Obligation.
NIM	—	Net Interest Margin.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Statements of Assets and Liabilities

March 31, 2009

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$38,502,961	$28,418,617	$31,345,482	$26,164,081
Investment in time deposit, at value	458,230	1,227,832	1,451,692	2,068,650

Total investments	38,961,191	29,646,449	32,797,174	28,232,731
Cash	101	101	100	101
Net receivable from advisor (Note 4)	47,122	35,063	54,545	44,389
Interest and dividends receivable	1,019,754	726,963	798,316	688,533
Receivable for investments sold	877,998	3,851	438,998	885,204
Prepaid expenses and other assets	54,835	53,981	54,478	48,414

Total assets	40,961,001	30,466,408	34,143,611	29,899,372

Liabilities:
Reverse repurchase agreements (Note 6)	—	—	150,000	—
Interest payable for reverse repurchase agreements (Note 6)	—	—	433	—
Payable for investments purchased	195,785	195,785	449,153	—
Administration fee payable (Note 4)	5,458	4,127	4,550	4,118
Accrued expenses	83,351	76,950	79,250	79,750

Total liabilities	284,594	276,862	683,386	83,868

Net Assets	$40,676,407	$30,189,546	$33,460,225	$29,815,504

Composition of Net Assets:
Capital stock, at par value ($.0001 par value, 1,000,000,000 shares authorized) (Note 7)	$3,268	$2,419	$3,791	$2,947
Additional paid-in capital (Note 7)	456,279,779	338,533,603	494,012,531	403,018,378
Accumulated net realized loss on investments	(394,962,880)	(293,558,775)	(439,882,241)	(355,183,396)
Net unrealized depreciation on investments	(20,643,760)	(14,787,701)	(20,673,856)	(18,022,425)

Net assets applicable to capital stock outstanding	$40,676,407	$30,189,546	$33,460,225	$29,815,504

Investments, at identified cost	$59,604,951	$44,434,150	$53,471,030	$46,255,156

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	32,682,733	24,181,420	37,904,329	29,476,068
Net asset value per share	$1.24	$1.25	$0.88	$1.01

See Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2009

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Investment Income (Note 2):
Interest	$12,666,221	$10,318,079	$11,887,271	$13,599,670
Dividends	58,184	46,812	57,332	50,144

Total investment income	12,724,405	10,364,891	11,944,603	13,649,814

Expenses:
Investment advisory fees (Note 4)	405,861	302,089	361,173	338,039
Administration fees (Note 4)	97,656	73,709	87,344	82,005
Debt issuance costs	268,284	31,844	269,240	25,618
Audit and tax services	146,255	146,255	146,255	146,255
Legal fees	121,068	104,756	111,717	109,243
Insurance	109,310	80,671	108,628	96,539
Valuation consultant fees (Note 4)	76,179	56,538	71,937	61,178
Custodian	62,437	61,917	60,236	61,723
Reports to stockholders	51,168	41,867	46,190	47,082
Directors’ fees	39,088	39,088	39,088	39,088
Transfer agent fees	30,826	31,590	30,638	30,888
Registration fees	30,228	25,550	44,526	29,189
Miscellaneous	11,471	7,264	10,480	10,144

Total operating expenses	1,449,831	1,003,138	1,387,452	1,076,991
Interest expense on borrowings and reverse repurchase agreements (Note 6)	21,455	19,938	31,675	102,968

Total expenses	1,471,286	1,023,076	1,419,127	1,179,959
Less expenses waived and reimbursed by the investment advisor (Note 4)	(449,345)	(427,184)	(474,090)	(440,270)

Net expenses	1,021,941	595,892	945,037	739,689

Net investment income	11,702,464	9,768,999	10,999,566	12,910,125

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investment transactions	(271,508,158)	(204,453,115)	(295,344,355)	(238,784,098)
Net change in unrealized depreciation on investments	213,496,101	160,058,310	232,758,334	185,224,421

Net realized and unrealized loss on investments	(58,012,057)	(44,394,805)	(62,586,021)	(53,559,677)

Net decrease in net assets resulting from operations	$(46,309,593)	$(34,625,806)	$(51,586,455)	$(40,649,552)

See Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Statements of Changes in Net Assets

For the Fiscal Years Ended March 31,

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.
	2009	(Unaudited) 2008	2009	(Unaudited) 2008
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$11,702,464	$41,268,490	$9,768,999	$28,267,693
Net realized loss on investment transactions	(271,508,158)	(125,370,763)	(204,453,115)	(89,524,052)
Net change in unrealized appreciation/(depreciation) on investments	213,496,101	(196,213,423)	160,058,310	(141,206,973)

Net decrease in net assets resulting from operations	(46,309,593)	(280,315,696)	(34,625,806)	(202,463,332)

Distributions to Stockholders (Note 2):
Net investment income	(7,792,400)	(42,440,232)	(6,693,644)	(30,061,517)
Net realized gains on investments	—	(2,248,438)	—	(1,476,321)
Return of capital	(6,704,405)	(1,260,966)	(4,014,614)	(2,127,300)

Total distributions paid	(14,496,805)	(45,949,636)	(10,708,258)	(33,665,138)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	1,183,984	9,565,512	984,261	7,408,915

Total decrease in net assets	(59,622,414)	(316,699,820)	(44,349,803)	(228,719,555)
Net Assets:
Beginning of year	100,298,821	416,998,641	74,539,349	303,258,904

End of year	$40,676,407	$100,298,821	$30,189,546	$74,539,349

(including distributions in excess of net investment income of)	$—	$(2,699,273)	$—	$(2,411,702)

Share Transactions:
Reinvested shares	386,661	928,527	324,893	854,103

See Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS FUNDS

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended March 31,

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.
	2009	(Unaudited) 2008	2009	(Unaudited) 2008

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$10,999,566	$43,680,564	$12,910,125	$35,240,678
Net realized loss on investment transactions	(295,344,355)	(145,636,930)	(238,784,098)	(111,667,096)
Net change in unrealized appreciation/(depreciation) on investments	232,758,334	(226,990,116)	185,224,421	(167,570,291)

Net decrease in net assets resulting from operations	(51,586,455)	(328,946,482)	(40,649,552)	(243,996,709)

Distributions to Stockholders (Note 2):
Net investment income	(8,774,368)	(59,306,111)	(9,717,511)	(36,808,696)
Net realized gains on investments	—	(2,434,955)	—	—
Return of capital	(8,287,794)	—	(4,160,354)	(3,929,720)

Total distributions paid	(17,062,162)	(61,741,066)	(13,877,865)	(40,738,416)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	3,482,113	20,435,595	1,608,910	8,239,194

Total decrease in net assets	(65,166,504)	(370,251,953)	(52,918,507)	(276,495,931)
Net Assets:
Beginning of year	98,626,729	468,878,682	82,734,011	359,229,942

End of year	$33,460,225	$98,626,729	$29,815,504	$82,734,011

(including distributions in excess of net investment income of)	$—	$(1,326,721)	$—	$(2,274,674)

Share Transactions:
Reinvested shares	1,506,514	3,141,378	624,790	989,582

See Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(46,309,593)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(49,743,904)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	62,929,794
Sales of short-term portfolio investments, net	1,865,980
Decrease in dividends and interest receivable	1,796,318
Decrease in receivable for investments sold	1,286,087
Decrease in prepaid expenses	187,492
Increase in payable for investments purchased	195,785
Decrease in interest payable on loans outstanding	(96,848)
Increase in receivable from advisor	(47,122)
Decrease in investment advisory fee payable	(83,597)
Decrease in administration fee payable	(13,834)
Decrease in accrued expenses	(26,777)
Net amortization and paydown gains on investments	(1,638,916)
Unrealized appreciation on investments	(213,496,101)
Net realized loss on investment transactions	271,508,158

Net cash provided by operating activities	28,312,922

Cash flows used for financing activities:
Decrease in loan payable	(15,000,000)
Dividends paid to stockholders, net of reinvestments	(13,312,821)

Net cash used for financing activities	(28,312,821)

Net increase in cash	101
Cash at beginning of year	—

Cash at end of year	$101

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2009 totaled $118,303

Non-cash financing activities included reinvestment of dividends of $1,183,984

See Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS HIGH INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(34,625,806)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(36,936,716)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	43,743,117
Sales of short-term portfolio investments, net	2,970,497
Decrease in dividends and interest receivable	1,256,006
Decrease in receivable for investments sold	2,134,359
Increase in prepaid expenses	(20,407)
Decrease in payable for investments purchased	(107,194)
Decrease in interest payable on loans outstanding	(21,150)
Increase in receivable from advisor	(35,063)
Decrease in investment advisory fee payable	(55,071)
Decrease in administration fee payable	(8,582)
Decrease in accrued expenses	(11,725)
Net amortization and paydown gains on investments	(952,972)
Unrealized appreciation on investments	(160,058,310)
Net realized loss on investment transactions	204,453,115

Net cash provided by operating activities	21,724,098

Cash flows used for financing activities:
Decrease in loan payable	(12,000,000)
Dividends paid to stockholders, net of reinvestments	(9,723,997)

Net cash used for financing activities	(21,723,997)

Net increase in cash	101
Cash at beginning of year	—

Cash at end of year	$101

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2009 totaled $41,088

Non-cash financing activities included reinvestment of dividends of $984,261

See Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(51,586,455)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(39,173,855)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	53,658,648
Purchases of short-term portfolio investments, net	(41,362)
Decrease in dividends and interest receivable	2,000,858
Decrease in receivable for investments sold	4,219,184
Decrease in prepaid expenses	187,849
Increase in interest payable for reverse repurchase agreements	433
Increase in payable for investments purchased	449,153
Decrease in interest payable on loans outstanding	(97,557)
Increase in receivable from advisor	(54,545)
Decrease in investment advisory fee payable	(83,588)
Decrease in administration fee payable	(14,739)
Decrease in accrued expenses	(31,704)
Net amortization and paydown gains on investments	(1,588,192)
Unrealized appreciation on investments	(232,758,334)
Net realized loss on investment transactions	295,344,355

Net cash provided by operating activities	30,430,149

Cash flows used for financing activities:
Decrease in loan payable	(17,000,000)
Net cash provided by reverse repurchase agreements	150,000
Dividends paid to stockholders, net of reinvestments	(13,580,049)

Net cash used for financing activities	(30,430,049)

Net increase in cash	100
Cash at beginning of year	—

Cash at end of year	$100

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31,2009 totaled $128,799

Non-cash financing activities included reinvestment of dividends of $3,482,113

See Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS STRATEGIC INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(40,649,552)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(33,893,400)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	64,240,609
Sales of short-term portfolio investments, net	1,624,826
Decrease in dividends and interest receivable	2,322,747
Decrease in receivable for investments sold	1,472,628
Increase in prepaid expenses	(27,806)
Decrease in interest payable on loans outstanding	(113,594)
Increase in receivable from advisor	(44,389)
Decrease in investment advisory fee payable	(74,628)
Decrease in administration fee payable	(13,104)
Decrease in accrued expenses	(6,986)
Net amortization and paydown gains on investments	(1,127,972)
Unrealized appreciation on investments	(185,224,421)
Net realized loss on investment transactions	238,784,098

Net cash provided by operating activities	47,269,056

Cash flows used for financing activities:
Decrease in loan payable	(35,000,000)
Dividends paid to stockholders, net of reinvestments	(12,268,955)

Net cash used for financing activities	(47,268,955)

Net increase in cash	101
Cash at beginning of year	—

Cash at end of year	$101

Supplemental Disclosure of Cash Flow Information:

Interest payments for the year ended March 31, 2009 totaled $216,562

Non-cash financing activities included reinvestment of dividends of $1,608,910

See Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,				For the Period Ended March 31, 2005(a)
	2009	2008*	2007*	2006*
		(Unaudited)	(Unaudited)	(Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$3.11	$13.29	$13.95	$14.37	$14.33	(b)

Net investment income	0.35	1.23	1.66	1.90	0.57
Net realized and unrealized loss on investments	(1.77)	(9.97)	(0.56)	(0.22)	(0.03)

Net increase (decrease) in net asset value resulting from operations	(1.42)	(8.74)	1.10	1.68	0.54

Dividends from net investment income	(0.24)	(1.31)	(1.70)	(1.86)	(0.48)
Distributions from capital gains	—	—	—	(0.24)	—
Return of capital	(0.21)	(0.13)	(0.06)	—	—

Total distributions	(0.45)	(1.44)	(1.76)	(2.10)	(0.48)

Offering costs charged to additional paid in capital	—	—	—	—	(0.02)

Net asset value, end of period	$1.24	$3.11	$13.29	$13.95	$14.37

Market price, end of period	$1.00	$3.34	$15.30	$16.80	$15.59

Total Investment Return†	(61.80)%	(73.61)%	1.53%	23.28%	7.30%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$40,676	$100,299	$416,999	$417,229	$403,663
Gross operating expenses	2.44%	3.66%	3.23%	2.62%	0.94	%(c)
Interest expense	0.03%	N/A (e)	N/A (e)	N/A (e)	N/A	(e)
Total expenses	2.47%	3.66%	3.23%	2.62%	0.94	%(c)
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.23%	3.49%	3.23%	2.62%	0.94%
Net investment income	19.66%	15.69%	12.14%	13.45%	10.52	%(c)
Net investment income, excluding the effect of fee waivers and reimbursement	18.91%	15.52%	12.14%	13.45%	10.52	%(c)
Portfolio turnover rate	89%	76%	94%	104%	57	%(d)

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Fund that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements for these fiscal years should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon. Please see Notes 15 and 16 in the Notes to Financial Statements for additional information.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(a)	From the commencement of investment operations on November 8, 2004.
(b)	Net of sales load of $0.675 on initial shares issued.
(c)	Annualized.
(d)	Not Annualized.
(e)	Not available. During this period, interest expense was not reported separately from operating expenses.

See Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2009	2008*	2007*	2006*	2005
		(Unaudited)	(Unaudited)	(Unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$3.12	$13.18	$13.85	$15.03	$15.32

Net investment income	0.39	1.16	1.76	1.98	2.15
Net realized and unrealized gain (loss) on investments	(1.81)	(9.78)	(0.67)	(0.58)	0.24

Net increase (decrease) in net asset value resulting from operations	(1.42)	(8.62)	1.09	1.40	2.39

Dividends from net investment income	(0.28)	(1.26)	(1.73)	(1.90)	(2.07)
Distributions from capital gains	—	—	—	(0.68)	(0.61)
Return of capital	(0.17)	(0.18)	(0.03)	—	—

Total distributions	(0.45)	(1.44)	(1.76)	(2.58)	(2.68)

Net asset value, end of year	$1.25	$3.12	$13.18	$13.85	$15.03

Market price, end of year	$0.99	$3.51	$15.20	$17.51	$16.50

Total Investment Return†	(64.25)%	(72.40)%	(3.26)%	24.15%	16.49%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$30,190	$74,539	$303,259	$306,699	$313,731
Gross operating expenses	2.30%	3.73%	3.47%	2.92%	2.12%
Interest expense	0.04%	N/A (a)	N/A (a)	N/A (a)	N/A (a)
Total expenses	2.34%	3.73%	3.47%	2.92%	2.12%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.24%	3.56%	3.47%	2.92%	2.12%
Net investment income	22.35%	14.81%	12.89%	13.66%	14.08%
Net investment income, excluding the effect of fee waivers and reimbursement	21.37%	14.64%	12.89%	13.66%	14.08%
Portfolio turnover rate	88%	74%	100%	97%	73%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Fund that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements for these fiscal years should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon. Please see Notes 15 and 16 in the Notes to Financial Statements for additional information.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(a)	Not available. During this period, interest expense was not reported separately from operating expenses.

See Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,			For the Period Ended March 31, 2006(a)*
	2009	2008*	2007*
		(Unaudited)	(Unaudited)	(Unaudited)
Per Share Operating Performance:
Net asset value, beginning of period	$2.71	$14.10	$14.54	$14.33	(b)

Net investment income	0.30	1.28	1.81	0.21
Net realized and unrealized gain (loss) on investments	(1.67)	(10.87)	(0.36)	0.14

Net increase (decrease) in net asset value resulting from operations	(1.37)	(9.59)	1.45	0.35

Dividends from net investment income	(0.24)	(1.55)	(1.66)	(0.12)
Distributions from capital gains	—	(0.07)	(0.23)	—
Return of capital	(0.22)	(0.18)	—	—

Total distributions	(0.46)	(1.80)	(1.89)	(0.12)

Offering costs charged to additional paid in capital	—	—	—	(0.02)

Net asset value, end of period	$0.88	$2.71	$14.10	$14.54

Market price, end of period	$0.71	$3.33	$15.71	$15.98

Total Investment Return†	(72.05)%	(72.67)%	10.96%	7.38%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)	$33,460	$98,627	$468,879	$453,523
Gross operating expenses	2.59%	3.71%	2.83%	0.71	%(c)
Interest expense	0.06%	N/A (e)	N/A (e)	N/A	(e)
Total expenses	2.65%	3.71%	2.83%	0.71	%(c)
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.20%	3.55%	2.83%	0.71%
Net investment income	20.53%	15.28%	12.46%	6.72	%(c)
Net investment income, excluding the effect of fee waivers and reimbursement	19.65%	15.11%	12.46%	6.72	%(c)
Portfolio turnover rate	75%	68%	85%	131	%(d)

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and period ended 2006, informed the Fund that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements for these fiscal years or period should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and period ended 2006 should not be relied upon. Please see Notes 15 and 16 in the Notes to Financial Statements for additional information.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(a)	From the commencement of investment operations on January 19, 2006.
(b)	Net of sales load of $0.675 on initial shares issued.
(c)	Annualized.
(d)	Not Annualized.
(e)	Not available. During this period, interest expense was not reported separately from operating expenses.

See Notes to Financial Statements.

2009 Annual Report (Amended)

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2009	2008*	2007*	2006*	2005
		(Unaudited)	(Unaudited)	(Unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$2.87	$12.89	$13.54	$14.23	$14.31

Net investment income	0.44	1.20	1.63	1.78	1.76
Net realized and unrealized loss on investments	(1.82)	(9.78)	(0.52)	(0.20)	(0.16)

Net increase (decrease) in net asset value resulting from operations	(1.38)	(8.58)	1.11	1.58	1.60

Dividends from net investment income	(0.34)	(1.28)	(1.71)	(1.89)	(1.68)
Distributions from capital gains	—	—	—	(0.38)	—
Return of capital	(0.14)	(0.16)	(0.05)	—	—

Total distributions	(0.48)	(1.44)	(1.76)	(2.27)	(1.68)

Net asset value, end of year	$1.01	$2.87	$12.89	$13.54	$14.23

Market price, end of year	$0.82	$3.18	$14.81	$16.70	$15.74

Total Investment Return†	(65.85)%	(74.01)%	(1.09)%	22.60%	9.68%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$29,816	$82,734	$359,230	$362,768	$359,781
Gross operating expenses	2.24%	3.86%	3.50%	2.94%	1.70%
Interest expense	0.21%	N/A (a)	N/A (a)	N/A (a)	N/A (a)
Total expenses	2.45%	3.86%	3.50%	2.94%	1.70%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	1.27%	3.69%	3.50%	2.94%	1.70%
Net investment income	26.85%	15.79%	12.17%	12.80%	12.47%
Net investment income, excluding the effect of fee waivers and reimbursement	25.93%	15.62%	12.17%	12.80%	12.47%
Portfolio turnover rate	71%	73%	106%	101%	69%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Fund that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Fund’s financial statements for these fiscal years should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and 2006 should not be relied upon. Please see Notes 15 and 16 in the Notes to Financial Statements for additional information.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(a)	Not available. During this period, interest expense was not reported separately from operating expenses.

See Notes to Financial Statements.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

1. Organization

Helios Advantage Income Fund, Inc. (formerly RMK Advantage Income Fund, Inc.), Helios High Income Fund, Inc. (formerly RMK High Income Fund, Inc.), Helios Multi-Sector High Income Fund, Inc. (formerly RMK Multi-Sector High Income Fund, Inc.) and Helios Strategic Income Fund, Inc. (formerly RMK Strategic Income Fund, Inc.) (each a “Fund” and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Effective July 29, 2008, Brookfield Investment Management, Inc. formerly Hyperion Brookfield Asset Management, Inc. (“HBAM” or “Advisor”), a wholly owned subsidiary of Brookfield Asset Management Inc. and a registered investment advisor, became investment advisor to the Funds. Prior to July 29, 2008, Morgan Asset Management, Inc. (“MAM” or “Former Advisor”) served as investment advisor to the Funds.

Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures established by and under the supervision of each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Funds. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective April 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Funds’ investments carried at fair value:

	Investments in Securities
Valuation Inputs	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Level 1 — Quoted Prices	$864,674	$836,107	$847,095	$839,404
Level 2 — Other Significant Observable Inputs	24,186,697	18,475,373	21,420,810	17,510,195
Level 3 — Significant Unobservable Inputs	13,909,820	10,334,969	10,529,269	9,883,132

Total	$38,961,191	$29,646,449	$32,797,174	$28,232,731

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Valuation Inputs	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Balance as of April 1, 2008	$60,284,056	$39,370,596	$64,235,293	$52,253,792
Net sales at cost	(40,315,297)	(18,312,208)	(34,031,080)	(35,141,313)
Realized loss	(189,627,626)	(141,978,362)	(224,892,149)	(156,862,960)
Change in unrealized appreciation/(depreciation)	183,535,614	131,205,394	205,172,205	149,593,579
Accretion/(amortization)	33,073	49,549	45,000	40,034
Transfers in and/or out of Level 3	—	—	—	—

Balance as of March 31, 2009	$13,909,820	$10,334,969	$10,529,269	$9,883,132

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to qualify and meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required.

The FASB has issued FASB Interpretation 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of March 31, 2009, the Funds have implemented FIN 48 and have determined that there is no impact on their financial statements.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2009, open taxable years consisted of the taxable years ended March 31, 2006 through March 31, 2009. No examination of any Fund is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividend and Other Distributions to Stockholders: Distributions from net investment income (including net short term capital gains), if any, are declared and paid monthly to stockholders. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and other distributions to stockholders are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Income dividends and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatment of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by each Fund.

Restricted Securities: The Funds own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Funds after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

At March 31, 2009:

Fund	Restricted Securities Aggregated Value	Restricted Securities Percentage of Net Assets
Helios Advantage Income Fund, Inc.	$5,705,382	14.03%
Helios High Income Fund, Inc.	4,571,042	15.14
Helios Multi-Sector High Income Fund, Inc.	4,269,715	12.76
Helios Strategic Income Fund, Inc.	4,518,759	15.16

Repurchase Agreements: Each Fund may invest in repurchase agreements. A repurchase agreement is an agreement by which the Funds purchase securities from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon future date. The Funds, through their custodian, receive delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Funds had no repurchase agreements outstanding as of March 31, 2009.

Options Writing: When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option in excess of the amounts recorded in the Statements of Assets and Liabilities. The Funds had no transactions in written options during the fiscal year ended March 31, 2009.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Funds have significant investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers have experienced financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities generally are less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for its stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

Mortgage-backed and asset-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties or other assets. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk.

4. Investment Advisory Agreements and Affiliated Transactions

Effective July 29, 2008, each of the Funds entered into separate Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. Each Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee for its services an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage).

Effective July 29, 2008, each of the Funds entered into separate expense limitation agreements (the “Expense Limitation Agreements”) under which the Advisor has contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest expenses and taxes, and acquired fund fees and expenses) do not exceed 1.30% of average annual assets of each Fund. Each contractual waiver will remain in effect until July 28, 2010. In addition, thereafter, the contractual waivers shall continue indefinitely, unless sooner terminated by the Board of Directors of a Fund, or the Advisor, upon sixty (60) days written notice to the other party. Pursuant to the Expense Limitation Agreements, the Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed above.

During the period between July 29, 2008 and March 31, 2009, the Advisor earned the following in investment advisory fees under the Advisory Agreements. Further, under the Expense Limitation Agreements, the Advisor was required to waive its investment advisory fees and/or reimburse the following costs to the Funds:

Fund	Investment Advisory Fees	Waiver and/or Expense Reimbursement
Helios Advantage Income Fund, Inc.	$199,944	$(314,001)
Helios High Income Fund, Inc.	147,848	(283,797)
Helios Multi-Sector High Income Fund, Inc.	162,678	(337,309)
Helios Strategic Income Fund, Inc.	154,400	(304,331)

	$664,870	$(1,239,438)

Prior to July 29, 2008, each of the Funds were party to separate Investment Advisory Agreements with the Former Advisor. Under the terms of the prior agreements, the Funds were charged an annual advisory fee of 0.65% based on a percentage of each Fund’s average daily total assets minus the sum of accrued liabilities other than debt entered into for purposes of leverage. The Former Advisor contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest expenses and taxes, and acquired fund fees and expenses) exceeded 1.30% of net assets of each Fund. In addition, the Former Advisor voluntarily agreed to pay certain extraordinary expenses of the Funds, including legal expenses of pending litigation and the external valuation consultant fees.

For the period April 1, 2008 through July 28, 2008, the Former Advisor earned and waived Investment Advisory fees and reimbursed extraordinary expenses in the following amounts:

Fund	Investment Advisory Fees	Waiver and/or Expense Reimbursement
Helios Advantage Income Fund, Inc.	$205,917	$(135,344)
Helios High Income Fund, Inc.	154,241	(143,387)
Helios Multi-Sector High Income Fund, Inc.	198,495	(136,781)
Helios Strategic Income Fund, Inc.	183,639	(135,939)

	$742,292	$(551,451)

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Effective July 29, 2008, the Funds have entered into an Administration Agreement with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund pays to the Advisor a monthly fee at an annual rate of 0.15% of each Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage). The Advisor is responsible for any fees due the Sub-Administrator, except for N-Q filing fees.

During the period between July 29, 2008 and March 31, 2009, the Advisor earned the following in Administration fees:

Fund	Administration Fee
Helios Advantage Income Fund, Inc.	$46,141
Helios High Income Fund, Inc.	34,119
Helios Multi-Sector High Income Fund, Inc.	37,542
Helios Strategic Income Fund, Inc.	35,631

$153,433

The Administration fees shown in the Statement of Operations includes expenses incurred for the N-Q filing, which amounted to $3,996 for each of the Funds.

Prior to July 29, 2008, the Funds were party to an Accounting and Administration Services Agreement with the Former Advisor. Under the terms of the prior agreements the Funds were charged a monthly fee at an annual rate of 0.15% of each Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage).

Fund	Administration Fee
Helios Advantage Income Fund, Inc.	$47,519
Helios High Income Fund, Inc.	35,594
Helios Multi-Sector High Income Fund, Inc.	45,806
Helios Strategic Income Fund, Inc.	42,378

$171,297

For the period April 1, 2008 through July 28, 2008, the Advisor earned the following fees as the external valuation consultant to the Funds:

Fund	Valuation Fee
Helios Advantage Income Fund, Inc.	$76,179
Helios High Income Fund, Inc.	56,538
Helios Multi-Sector High Income Fund, Inc.	71,937
Helios Strategic Income Fund, Inc.	61,178

$265,832

Certain officers and/or directors of the Funds are officers and/or directors of the Advisor.

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

During the fiscal year ended March 31, 2009, the Former Advisor reimbursed the Funds the following amounts for errors when applying cross-trading policies under the applicable regulations:

Helios Advantage Income Fund, Inc.	$559,860
Helios High Income Fund, Inc.	373,865
Helios Multi-Sector High Income Fund, Inc.	866,129
Helios Strategic Income Fund, Inc.	298,592

$2,098,446

These amounts are included in net realized loss on investment transactions in the Statements of Operations.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the fiscal year ended March 31, 2009 were as follows:

Fund	Purchases	Sales
Helios Advantage Income Fund, Inc.	$49,743,904	$99,490,590
Helios High Income Fund, Inc.	36,936,716	64,757,278
Helios Multi-Sector High Income Fund, Inc.	39,173,855	82,269,108
Helios Strategic Income Fund, Inc.	33,893,400	93,788,794

For the fiscal year ended March 31, 2009 there were no transactions in U.S. Government securities.

6. Borrowings

Reverse Repurchase Agreements: Under reverse repurchase agreements, the Funds sell securities and agree to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by each Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). Each Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Funds may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its Trustee or receiver may receive an extension of time to determine whether to enforce the Funds’ obligation to repurchase the securities, and the Funds’ use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Funds would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreements are less than the value of the securities subject to such agreements.

At March 31, 2009, Helios Multi-Sector High Income Fund, Inc. had the following reverse repurchase agreement outstanding:

Face Value	Description	Maturity Amount
$150,000	Goldman Sachs, 6.50%, dated 03/16/09, maturity date 04/15/09	$150,813

	Maturity Amount, Including Interest Payable	$150,813

	Market value of Assets Sold Under Agreements	$402,500

	Weighted Average Interest Rate	6.50%

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

The Helios Multi-Sector High Income Fund’s average daily balance of reverse repurchase agreements outstanding during the fiscal year ended March 31, 2009 was $89,949 at a weighted average interest rate of 6.21%. The maximum amount of reverse repurchase agreements outstanding at any time during the fiscal year was $178,500, which was 0.45% of total assets.

Credit Facilities: Each Fund is permitted to borrow up to one-third of the value of its total assets, including such borrowings, for investment purposes. Such borrowing is referred to as leveraging and each Fund utilized collateralized bank lines of credit in the beginning of the fiscal year. The Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and the Helios Strategic Income Fund, Inc. repaid the outstanding balance of each Fund’s bank line of credit on May 1, 2008, April 22, 2008, May 5, 2008 and June 10, 2008, respectively, and each Fund irrevocably terminated its credit facility. As of March 31, 2009, the Funds’ had no outstanding loan amounts open.

For the fiscal year ended March 31, 2009, the Funds use of their facility was as follows:

Fund	Average Daily Balance	Average Interest Rate
Helios Advantage Income Fund, Inc.	$679,452	3.16%
Helios High Income Fund, Inc.	556,164	3.58
Helios Multi-Sector High Income Fund, Inc.	808,219	3.23
Helios Strategic Income Fund, Inc.	3,006,849	3.42

The maximum amount of borrowings outstanding under this facility during the fiscal year ended March 31, 2009 was $15,000,000 for the Helios Advantage Income Fund, Inc., $12,000,000 for the Helios High Income Fund, Inc., $17,000,000 for the Helios Multi-Sector High Income Fund, Inc. and $35,000,000 for the Helios Strategic Income Fund, Inc., respectively.

7. Capital Stock

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan.

8. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of distributions paid for the fiscal year ended March 31, 2009 was as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$7,792,400	$6,693,644	$8,774,368	$9,717,511
Return of capital	6,704,405	4,014,614	8,287,794	4,160,354

Total distributions	$14,496,805	$10,708,258	$17,062,162	$13,877,865

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

The tax character of distributions paid for the fiscal year ended March 31, 2008 (unaudited) was as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$44,688,670	$31,537,838	$59,396,292	$36,808,696
Long-term capital gains	—	—	2,344,774	—
Return of capital	1,260,966	2,127,300	—	3,929,720

Total distributions	$45,949,636	$33,665,138	$61,741,066	$40,738,416

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At March 31, 2009, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Capital loss carryforward(1)	$(239,347,708)	$(177,929,909)	$(273,546,362)	$(218,301,229)
Post-October losses(2)	(155,615,172)	(115,628,866)	(166,335,879)	(136,882,167)
Unrealized depreciation	(20,643,760)	(14,787,701)	(20,673,856)	(18,022,425)

	$(415,606,640)	$(308,346,476)	$(460,556,097)	$(373,205,821)

(1)	To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
(2)

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. Capital losses can be carried forward for a period of eight years.

As of March 31, 2009, the Funds’ capital loss carryforwards were as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017
Helios Advantage Income Fund, Inc.	$—	$—	$63,416,568	$175,931,140
Helios High Income Fund, Inc.	—	—	47,702,451	130,227,458
Helios Multi-Sector High Income Fund, Inc.	—	—	67,821,037	205,725,325
Helios Strategic Income Fund, Inc.	5,339,876	193,592	59,889,208	152,878,553

Because federal income tax regulations differ in certain respects from generally accepted accounting principles, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAVs per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments at March 31, 2009 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Helios Advantage Income Fund, Inc.	$59,604,951	$473,776	$(21,117,536)	$(20,643,760)
Helios High Income Fund, Inc.	44,434,150	281,016	(15,068,717)	(14,787,701)
Helios Multi-Sector High Income Fund, Inc	53,471,030	406,795	(21,080,651)	(20,673,856)
Helios Strategic Income Fund, Inc.	46,255,156	276,830	(18,299,255)	(18,022,425)

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Capital Account Reclassifications: At March 31, 2009, each Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below. These adjustments were primarily the result of the reclassification of net gains on security paydowns and partnership income in order to account for permanent book/tax differences and to present components of net assets on a tax basis. These adjustments have no effect on net assets or net asset value per share.

Fund	Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss in Investments	Paid-In Capital
Helios Advantage Income Fund, Inc.	$(1,210,791)	$940,464	$270,327
Helios High Income Fund, Inc.	(663,653)	248,723	414,930
Helios Multi-Sector High Income Fund, Inc.	(898,477)	898,477	—
Helios Strategic Income Fund, Inc.	(917,940)	577,556	340,384

9. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

10. Designation of Restricted Illiquid Securities

	Helios Advantage Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Countrywide Alternative Loan Trust NIM Series 2006-OA11, Class N3	12.50%	09/25/46	10/04/06	$883,991	$0	0.0%
Credit Genesis CLO 2005	0.00	06/23/10	06/17/05	3,000,000	18,000	0.0
FSI Realty Trust	—	—	04/26/07	283,100	0	0.0
Linker Finance PLC Series 16A, Class E	4.06	05/19/45	05/05/06	2,912,003	30,000	0.1
Mid Country	—	—	05/22/07	850,000	164,000	0.4
Port Townsend Company Inc.	—	—	10/18/07	667,311	0	0.0
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3	12.50	10/25/46	08/02/05	735,600	50,462	0.1
Steers Series 2007-A	3.99	06/20/18	02/05/07- 08/23/07	6,530,633	1,485,000	3.7

					$1,747,462	4.3%

	Helios High Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Countrywide Alternative Loan Trust NIM Series 2006-OA11, Class N3	12.50%	09/25/46	10/04/06	$479,908	$0	0.0%
Credit Genesis CLO 2005	0.00	06/23/10	06/17/05	1,000,000	6,000	0.0
FSI Realty Trust	—	—	04/26/07	248,900	0	0.0
Linker Finance PLC Series 16A, Class E	4.06	05/19/45	05/05/06	1,941,335	20,000	0.1
Mid Country	—	—	05/22/07	649,995	125,411	0.4
Port Townsend Company Inc.	—	—	10/18/07	486,581	0	0.0

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

	Helios High Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Sasco NIM Trust Series 2003-S, Class A	7.50%	12/28/33	12/18/03	$1,294,011	$118,149	0.4%
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3	12.50	10/25/46	10/12/06	735,600	50,462	0.2
Steers Series 2007-A	3.99	06/20/18	02/05/07- 08/23/07	4,855,106	1,100,000	3.6

					$1,420,022	4.7%

	Helios Multi-Sector High Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Credit Genesis CLO 2005	0.00%	06/23/10	07/20/06	$2,970,000	$18,000	0.1%
FSI Realty Trust	—	—	04/26/07	332,500	0	0.0
Linker Finance PLC Series 16A, Class E	4.06	05/19/45	05/05/06	4,853,338	50,000	0.1
Mid Country	—	—	05/22/07	899,997	173,646	0.5
Port Townsend Company Inc.	—	—	10/18/07	672,750	0	0.0
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3	12.50	10/25/46	10/12/06	1,471,200	100,924	0.3
Steers Series 2007-A	3.99	06/20/18	02/05/07- 08/23/07	5,095,120	1,155,000	3.5

					$1,497,570	4.5%

	Helios Strategic Income Fund, Inc.
Restricted Securities	Interest Rate	Maturity	Acquisition Date	Acquisition Cost	Market Value	Percentage of Net Assets
Countrywide Alternative Loan Trust NIM Series 2006-OA11, Class N3	12.50%	09/25/46	10/04/06	$959,817	$0	0.0%
Credit Genesis CLO 2005	0.00	06/23/10	06/17/05	1,000,000	6,000	0.0
FSI Realty Trust	—	—	04/26/07	248,900	0	0.0
Lake Country Mortgage Loan Trust Series 2006-HE1, Class M8	3.27	07/25/34	10/31/06	3,271,466	354,621	1.2
Linker Finance PLC Series 16A, Class E	4.06	05/19/45	05/05/06	1,941,335	20,000	0.1
Mid Country	—	—	05/22/07	724,999	139,882	0.5
Port Townsend Company Inc.	—	—	10/18/07	583,898	0	0.0
Sharp SP I LLC NIM Trust Series 2006-AHM3, Class N3	12.50	10/25/46	10/12/06	735,600	50,462	0.2
Steers Series 2007-A	3.99	06/20/18	02/05/07- 08/23/07	4,855,106	1,100,000	3.6

					$1,670,965	5.6%

11. New Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal periods and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities. FAS 161 was adopted for the fiscal year ended March 31, 2010 and had no impact on the financial statements or disclosures.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (FSP 157-4” or the “Position”). FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. The Position also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FSP 157-4 is effective for fiscal periods and interim periods beginning after June 15, 2009. FSP 157-4 was adopted for the fiscal year ended March 31, 2010 and had no impact on the financial statements but resulted in enhanced disclosure in the notes to the financial statements.

In May 2009, the FASB issued FAS No. 165, Subsequent Events (“FAS 165”). The Fund has adopted FAS 165 with these financial statements FAS 165 requires the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of the Funds’ financial statements and has noted no such events except those disclosed in Notes 12,14,15 and 16.

In June 2009, an accounting standards codification (“Codification”) was established as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under federal securities laws are also sources of authoritative GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. As of the effective date, the Codification has superseded all then-existing non-SEC accounting and reporting standards. Concurrently, all nongrandfathered, non-SEC accounting literature not included in the Codification has been deemed nonauthoritative. This Codification is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds adopted the Codification for their fiscal year ended March 31, 2010.

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

12. Pending Litigation

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Advisor, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former advisor, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The

2009 Annual Report (Amended)

plaintiffs seek damages in amounts to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. An answer was filed in a state court case, Burke v. Citigroup Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. which was later settled. Other than the Burke case and the motions to dismiss filed in the derivative action discussed below, no responses to the complaints have been filed in the actions pending against the Funds, and no classes have been certified in any of the putative class actions filed against the Funds.

On March 13, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. against MAM and certain former directors of the Fund. The complaint in this action alleged, among other things, that defendants MAM and certain former directors of the Fund breached their fiduciary duties and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint sought damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. Motions to dismiss the complaint were filed by the respective defendants. The Board of the Fund is currently undertaking an investigation of the underlying allegations in the complaint to determine whether pursuit of such claims is in the best interest of the Fund. The Fund moved to dismiss the action without prejudice, or alternatively, to stay the action pending the completion of the Board’s investigation of the underlying allegations and its determination as to proceeding on behalf of the Fund. On March 10, 2010, the court granted the defendants’ motions to dismiss and dismissed the action without prejudice to the Fund’s right to seek remuneration for any perceived wrongs on the completion of its Board’s investigation.

Subsequently, on March 18, 2010, four derivative actions were filed on behalf of each of the Funds. The complaints in these actions allege, among other things, that defendants MAM, and certain former officers and directors of the Funds breached their fiduciary duties and mismanaged the Funds in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaints seek equitable relief, damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. The proceedings are at a preliminary stage and no responses to the complaints have been filed by the respective defendants. Plaintiffs have filed an unopposed motion for consolidation of these actions. Should the court grant such motion, a consolidated amended complaint will be filed. The Boards of the Funds are currently undertaking an investigation of the underlying allegations in the complaints to determine whether pursuit of such claims is in the best interest of the Funds.

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds formerly managed by the Advisor. Motions to dismiss the open-end derivative and open-end class actions have been filed by the respective defendants. The open-end fund defendants have moved to dismiss the open-end derivative action without prejudice, or alternatively, to stay such action pending the completion of the Board investigation described above. The open-end fund defendants have separately moved to dismiss the open-end class actions for failure to state a claim.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation.

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds (the “MDL Proceeding”).

On June 18 and June 23, 2010, respectively, two actions were filed in the Northern District of Alabama against Morgan Keegan, MK Holding, Inc., the Funds, and certain other defendants. These complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair

Brookfield Investment Management, Inc.

valuation, liquidity and risk in Fund prospectuses and registration statements. The plaintiffs seek damages in amounts to be determined at trial and attorneys’ fees. On July 28, 2010, joint motions were filed by plaintiffs, Morgan Keegan and MK Holding, Inc. in these proceedings for temporary stays pending transfer to the Western District of Tennessee for consolidated or coordinated pretrial proceedings as part of the MDL proceeding.

On July 12, 2010, a putative class action was filed in the Western District of Tennessee against MAM, Morgan Keegan, Regions, MK Holding, Inc., the Funds, and certain other defendants. The action purports to assert claims under the Employee Retirement Income Security Act of 1974 (“ERISA”), on behalf of all ERISA plans for which Regions Bank serves or served as trustee, custodian or agent that owned or held shares of certain investment funds, which are subject of the multidistrict litigation discussed above. The Funds, together with certain open-end funds formerly managed by the Advisor, are sued as Nonfiduciary Parties in Interest, and are alleged to be liable, and subject to equitable remedies, for allegedly knowingly participating in breaches of ERISA fiduciary duties by other defendants, or wrongfully obtaining or receiving assets from the Regions ERISA Trusts. Plaintiffs also allege that the Funds are liable for the conduct of certain other defendants who allegedly acted as agents of the Funds. The action seeks equitable remedies, including a constructive trust and/or restitution of assets allegedly wrongfully obtained or received, as well as fees, profits, bonuses, dividends or other remuneration, together with damages in an amount to be determined at trial and reasonable costs and attorneys’ fees.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

13. Change of Independent Registered Public Accounting Firm

On June 25, 2008, the Boards of Directors determined not to retain PricewaterhouseCoopers LLP (“PwC”) as the Funds’ Independent Registered Public Accounting Firm. The Audit Committee of the Funds then submitted a recommendation to the Board of Directors to engage BBD, LLP, formerly Briggs, Bunting & Dougherty, LLP (“BBD”) as the Funds’ Independent Registered Public Accounting Firm for the fiscal year ended March 31, 2009. During the two most recent fiscal years and through June 25, 2008, the date the Board of Directors notified PwC of their decision not to retain them as the Funds’ auditor, PwC’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Funds and PwC on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports. By correspondence dated May 27, 2010, PwC, the Funds’ independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Funds that its audit reports dated May 29, 2008, May 21, 2008 and May 22, 2006, on the Funds’ financial statements for these fiscal years should no longer be relied upon. Please see Notes 15 and 16 in the Notes to Financial Statements for additional information.

During the two most recent fiscal years and through June 25, 2008, the date the Board of Directors approved BBD as the Funds’ auditor, the Funds did not consult BBD regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

The Funds provided PwC with a copy of these disclosures and PwC furnished the Funds with a letter addressed to the commission stating that it agrees with the statements made by the Funds herein.

14. Subsequent Events

Effective September 1, 2009, each Fund effected a 1 for 5 reverse stock split for its respective shares.

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

15. Administrative Proceeding and Non-Reliance on Certain Prior Financial Statements

On April 7, 2010, after an investigation by the Division of Enforcement, the Securities and Exchange Commission (“Commission”) issued an order (“Order”) instituting administrative and cease-and-desist proceedings (the “Administrative Proceeding”) pursuant to the federal securities laws and the Commission’s rules of practice against Morgan Asset Management, Inc. (“Morgan Asset”), Morgan Keegan & Company, Inc., James C. Kelsoe, Jr. and Joseph Thompson Weller, CPA (collectively, “Respondents”). Prior to July 29, 2008, Morgan Asset served as investment advisor to the Funds.

If certain allegations in the Order against the Respondents are found to be true at the conclusion of the Administrative Proceeding or otherwise, the financial statements and financial highlights for each Fund’s three fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006 may be impacted. The Funds are currently undertaking an investigation of the underlying allegations in the Order. It is unclear at this time, however, whether each Fund’s financial statements and financial highlights covering these fiscal periods are impacted and, if so, whether the impact is material.

By correspondence dated May 27, 2010, the Funds’ independent registered public accounting firm for the fiscal years ended March 31, 2008, 2007 and 2006, informed the Funds that its audit reports dated May 29, 2008, May 21, 2007 and May 22, 2006, on the Funds’ financial statements should no longer be relied upon. Certain of the Funds’ authorized officers have discussed the foregoing matters with the Funds’ former independent registered public accounting firm.

In addition, by correspondence dated May 28, 2010, BBD, LLP (“BBD”), the Funds’ independent registered public accounting firm for the six-month period ended September 30, 2008 and the fiscal year ended March 31, 2009, informed the Funds that BBD’s audit reports dated November 26, 2008 and May 28, 2009, on the Funds’ financial statements should no longer be relied upon in view of the Funds’ former independent registered public accounting firm’s May 27, 2010 correspondence regarding non-reliance on its previously issued audit reports because BBD relied upon the Funds’ former independent registered public accounting firm’s audit report on the March 31, 2008 financial statements. The Funds’ Audit Committees, Boards of Directors and authorized officers have discussed the foregoing matters with BBD.

Since the Advisor was not the Funds’ investment adviser for the fiscal years ended March 31, 2008, 2007 and 2006, the Advisor has not attempted to review the Funds’ financial statements for those fiscal years. The information contained in this report for March 31, 2008, 2007 and 2006 is unaudited and should not be relied upon.

For the Funds’ fiscal year ended March 31, 2009, since the Advisor only assumed management of the Funds on July 29, 2008, the Advisor reviewed the Funds’ balance sheets as of March 31, 2008 so that it could establish opening valuations for April 1, 2008. The Advisor’s review resulted in adjustments to portfolio valuations and accrued interest receivables. The Funds engaged BBD to re-audit their March 31, 2009 financial statements.

As discussed above, based upon the actions of the Funds’ former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008, 2007 and fiscal years/period ended 2006 should not be relied upon until such time that the Funds’ investigation of the underlying allegations in the Order has been completed and the issues surrounding the audit reports have been resolved.

16. Restatement Information

As a result of BBD’s correspondence regarding non-reliance on its previously issued audit reports because BBD relied upon the Funds’ former independent registered public accounting firm’s audit report on the March 31, 2008 financial statements, the Advisor reviewed the Funds’ balance sheets as of March 31, 2008, which resulted in adjustments to portfolio valuations and accrued interest receivables. Since the Advisor was not the Funds’ investment advisor on March 31, 2008, the Advisor had to review each portfolio holding in the Funds to establish the opening valuations for April 1, 2008. In determining the valuation for each portfolio holding, the Advisor considered various factors, including prices provided by an independent pricing service or consultant, which included prices provided by the Advisor since it

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

served as external valuation consultant to the Funds at that time, and sale prices for securities that were sold between March 31, 2008 and July 29, 2008. The Advisor also wrote off interest receivables to the extent that amounts actually collected were not equal to the March 31, 2008 accruals. In establishing valuations on the date hereof that reflect values as of April 1, 2008 for securities that the Advisor did not provide valuations on at that time as external valuation consultant, the Advisor did not research the underlying characteristics or consider the market environment for such securities as of April 1, 2008. The Advisor’s methodology for establishing valuations as of April 1, 2008 for purposes of preparing this report included reviewing sale prices for securities that were sold prior to the Advisor assuming management of the Funds, reviewing prices provided by an independent pricing service at that time and reviewing a Fund’s pricing of a security when the Advisor assumed management of the Funds on July 29, 2008. For these securities, the Advisor may have used a different methodology than that which was used by Morgan Asset or which would have been used by the Advisor on March 31, 2008 had it priced the securities on such date because these were complex securities and the necessary information that would have been used in March/April 2008 to price these securities is no longer available. The impact of the adjustments to the Funds’ portfolio valuations and accrued interest receivables on each Fund’s financial statements and financial highlights is reflected in the tables that follow:

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Assets and Liabilities

	Helios Advantage Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Assets:
Investments in securities, at value (Note 2)	$118,405,236	$(8,019,034)	$110,386,202	$38,502,961	$—	$38,502,961
Investment in time deposit, at value	—	—	—	458,230	—	458,230

Total investments	118,405,236	(8,019,034)	110,386,202	38,961,191	—	38,961,191
Cash	—	—	—	101	—	101
Net receivable from advisor (Note 4)	—	—	—	47,122	—	47,122
Interest and dividends receivable	5,112,087	(2,296,015)	2,816,072	1,019,754	—	1,019,754
Receivable for investments sold	2,164,085	—	2,164,085	877,998	—	877,998
Prepaid expenses and other assets	242,327	—	242,327	54,835	—	54,835

Total assets	125,923,735	(10,315,049)	115,608,686	40,961,001	—	40,961,001

Liabilities:
Loan payable	15,000,000	—	15,000,000	—	—	—
Interest due on loan payable	96,848	—	96,848	—	—	—
Payable for investments purchased	—	—	—	195,785	—	195,785
Administration fee payable (Note 4)	19,292	—	19,292	5,458	—	5,458
Accrued expenses	193,725	—	193,725	83,351	—	83,351

Total liabilities	15,309,865	—	15,309,865	284,594	—	284,594

Net Assets	$110,613,870	$(10,315,049)	$100,298,821	$40,676,407	$—	$40,676,407

Composition of Net Assets:
Capital stock, ($.0001 par value, 1,000,000,000 shares authorized) (Note 7)	$3,230	$—	$3,230	$3,268	$—	$3,268
Additional paid-in capital (Note 7)	461,529,911	—	461,529,911	456,279,779	—	456,279,779
Distributions in excess of net investment income	(403,258)	(2,296,015)	(2,699,273)	—	—	—
Accumulated net realized loss on investments	(124,395,186)	—	(124,395,186)	(394,962,880)	—	(394,962,880)
Net unrealized depreciation on investments	(226,120,827)	(8,019,034)	(234,139,861)	(20,643,760)	—	(20,643,760)

Net assets applicable to capital stock outstanding	$110,613,870	$(10,315,049)	$100,298,821	$40,676,407	$—	$40,676,407

Investments, at identified cost	$344,526,063	$—	$344,526,063	$59,604,951	$—	$59,604,951

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	32,296,072	—	32,296,072	32,682,733	—	32,682,733
Net asset value per share	$3.42	$(0.31)	$3.11	$1.24	$—	$1.24

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Operations

	Helios Advantage Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Investment Income (Note 2):
Interest	$50,748,756	$(2,296,015)	$48,452,741	$10,370,206	$2,296,015	$12,666,221
Dividends	2,005,439	—	2,005,439	58,184	—	58,184

Total investment income	52,754,195	(2,296,015)	50,458,180	10,428,390	2,296,015	12,724,405

Expenses:
Investment advisory fees (Note 4)	2,367,493	—	2,367,493	405,861	—	405,861
Administration fees (Note 4)	885,254	—	885,254	97,656	—	97,656
Debt issuance costs	577,142	—	577,142	268,284	—	268,284
Legal fees	209,162	—	209,162	121,068	—	121,068
Audit and tax services	53,250	—	53,250	146,255	—	146,255
Transfer agent fees	25,490	—	25,490	30,826	—	30,826
Custodian	35,831	—	35,831	62,437	—	62,437
Registration fees	33,002	—	33,002	30,228	—	30,228
Directors’ fees	49,554	—	49,554	39,088	—	39,088
Insurance	15,272	—	15,272	109,310	—	109,310
Valuation consultant fees (Note 4)*	—	—	—	76,179	—	76,179
Reports to stockholders	—	—	—	51,168	—	51,168
Miscellaneous	55,309	—	55,309	11,471	—	11,471

Total operating expenses	4,306,759	—	4,306,759	1,449,831	—	1,449,831

Interest expense on borrowings and reverse repurchase agreements (Note 6)	5,332,436	—	5,332,436	21,455	—	21,455

Total expenses	9,639,195	—	9,639,195	1,471,286	—	1,471,286

Less expenses waived and reimbursed by the investment advisor (Note 4)	(449,505)	—	(449,505)	(449,345)	—	(449,345)

Net expenses	9,189,690	—	9,189,690	1,021,941	—	1,021,941

Net investment income	43,564,505	(2,296,015)	41,268,490	9,406,449	2,296,015	11,702,464

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investment transactions	(125,370,763)	—	(125,370,763)	(271,508,158)	—	(271,508,158)
Net change in unrealized depreciation on investments	(188,194,389)	(8,019,034)	(196,213,423)	205,477,067	8,019,034	213,496,101

Net realized and unrealized loss on investments	(313,565,152)	(8,019,034)	(321,584,186)	(66,031,091)	8,019,034	(58,012,057)

Net decrease in net assets resulting from operations	$(270,000,647)	$(10,315,049)	$(280,315,696)	$(56,624,642)	$10,315,049	$(46,309,593)

*	Paid valuation consultant fees in 2008 lumped with another category.

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Changes in Net Assets

	Helios Advantage Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$43,564,505	$(2,296,015)	$41,268,490	$9,406,449	$2,296,015	$11,702,464
Net realized loss on investment transactions	(125,370,763)	—	(125,370,763)	(271,508,158)	—	(271,508,158)
Net change in unrealized appreciation/(depreciation) on investments	(188,194,389)	(8,019,034)	(196,213,423)	205,477,067	8,019,034	213,496,101

Net decrease in net assets resulting from operations	(270,000,647)	(10,315,049)	(280,315,696)	(56,624,642)	10,315,049	(46,309,593)

Distributions to Stockholders (Note 2):
Net investment income	(42,440,232)	—	(42,440,232)	(7,792,400)	—	(7,792,400)
Net realized gains on investments	(2,248,438)	—	(2,248,438)	—	—	—
Return of capital	(1,260,966)	—	(1,260,966)	(6,704,405)	—	(6,704,405)

Total distributions paid	(45,949,636)	—	(45,949,636)	(14,496,805)	—	(14,496,805)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	9,565,512	—	9,565,512	1,183,984	—	1,183,984

Total decrease in net assets	(306,384,771)	(10,315,049)	(316,699,820)	(69,937,463)	10,315,049	(59,622,414)
Net Assets:
Beginning of year	416,998,641	—	416,998,641	110,613,870	(10,315,049)	100,298,821

End of year	$110,613,870	$(10,315,049)	$100,298,821	$40,676,407	$—	$40,676,407

(including distributions in excess of net investment income of)	$(403,258)	$(2,296,015)	$(2,699,273)	$—	$—	$—
Share Transactions:
Reinvested shares	928,527	—	928,527	386,661	—	386,661

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Cash Flows

	Helios Advantage Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(270,000,647)	$(10,315,049)	$(280,315,696)	$(56,624,642)	$10,315,049	$(46,309,593)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by net operating activities
Purchases of long-term portfolio investments	(263,426,467)	—	(263,426,467)	(49,743,904)	—	(49,743,904)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	374,950,005	—	374,950,005	62,929,794	—	62,929,794
Purchases of short-term portfolio investments, net	11,283,567	—	11,283,567	1,865,980	—	1,865,980
Unrealized appreciation on investments	188,194,389	8,019,034	196,213,423	(205,477,067)	(8,019,034)	(213,496,101)
Net amortization and paydown gains on investments	(2,161,836)	—	(2,161,836)	(1,638,916)	—	(1,638,916)
Net realized loss on investment transactions	125,370,763	—	125,370,763	271,508,158	—	271,508,158
Decrease in dividends and interest receivable	2,877,037	2,296,015	5,173,052	4,092,333	(2,296,015)	1,796,318
Decrease in receivable for investments sold	10,443,923	—	10,443,923	1,286,087	—	1,286,087
Decrease in prepaid expenses	—	—	—	187,492	—	187,492
Decrease in interest payable	(590,286)	—	(590,286)	—	—	—
Increase/(Decrease) in payable for investments purchased	(4,494,669)	—	(4,494,669)	195,785	—	195,785
Decrease in interest payable on loans outstanding	—	—	—	(96,848)	—	(96,848)
Increase in receivable from advisor	—	—	—	(47,122)	—	(47,122)
Decrease in investment advisory fee payable	(234,497)	—	(234,497)	(83,597)	—	(83,597)
Decrease in accounting & administration fee payable	(54,115)	—	(54,115)	(13,834)	—	(13,834)
Decrease in accrued expenses	(1,763)	—	(1,763)	(26,777)	—	(26,777)

Net cash provided by operating activities	172,155,404	—	172,155,404	28,312,922	—	28,312,922

Cash flows used for financing activities:
Decrease in loan payable	(135,000,000)	—	(135,000,000)	(15,000,000)	—	(15,000,000)
Cash paid for debt issue costs	(771,280)	—	(771,280)	—	—	—
Dividends paid to stockholders, net of reinvestments	(36,384,124)	—	(36,384,124)	(13,312,821)	—	(13,312,821)

Net cash used for financing activities	(172,155,404)	—	(172,155,404)	(28,312,821)	—	(28,312,821)

Net increase in cash	—	—	—	101	—	101
Cash at beginning of year	—	—	—	—	—	—

Cash at end of year	$—	$—	$—	$101	$—	$101

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Financial Highlights

	Helios Advantage Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Per Share Operation Performance:
Net asset value, beginning of year	$13.29	$—	$13.29	$3.42	$(0.31)	$3.11

Net investment income	1.30	$(0.07)	1.23	0.28	0.07	0.35
Net realized and unrealized loss on investments	(9.73)	$(0.24)	(9.97)	(2.01)	0.24	(1.77)

Net increase (decrease) in net asset value resulting from operations	(8.43)	(0.31)	(8.74)	(1.73)	0.31	(1.42)

Dividends from net investment income	(1.31)		(1.31)	(0.24)	—	(0.24)
Distribution from capital gains	—		—	—	—	—
Return of capital	(0.13)	—	(0.13)	(0.21)	—	(0.21)

Total distribution	(1.44)	—	(1.44)	(0.45)	—	(0.45)
Offering costs charged to additional paid in capital	—			—	—	—
Net asset value, end of year	$3.42	$(0.31)	$3.11	$1.24	—	$1.24

Market price, end of year	$3.34	—	$3.34	$1.00	—	$1.00

Total Investment Return	(73.61)%	—	(73.61)%	(61.80)%	—	(61.80)%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year(000s)	$110,614	(10,315)	$100,299	$40,676	—	$40,676
Gross operating expenses	3.66%	—	3.66%	2.35%	0.09%	2.44%
Interest expense	N/A (a)		N/A (a)	0.03%	—	0.03%
Total expenses	3.66%	—	3.66%	2.38%	0.09%	2.47%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	3.49%	—	3.49%	1.19%	0.04%	1.23%
Net investment income	16.56%	(0.87)%	15.69%	15.24%	4.42%	19.66%
Net investment income, excluding the effect of fee waivers and reimbursement	16.39%	(0.87)%	15.52%	14.51%	4.40%	18.91%
Portfolio turnover rate	76%	—	76%	87%	2%	89%

(a)	Not available. During this period, interest expense was not reported separately from the operating expenses.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Assets and Liabilities

	Helios High Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Assets:
Investments in securities, at value (Note 2)	$88,676,660	$(5,811,480)	$82,865,180	$28,418,617	$—	$28,418,617
Investment in time deposit, at value	—	—	—	1,227,832	—	1,227,832

Total investments	88,676,660	(5,811,480)	82,865,180	29,646,449	—	29,646,449
Cash	—	—	—	101	—	101
Net receivable from advisor (Note 4)	—	—	—	35,063	—	35,063
Interest and dividends receivable	4,041,184	(2,058,215)	1,982,969	726,963	—	726,963
Receivable for investments sold	2,138,210	—	2,138,210	3,851	—	3,851
Prepaid expenses and other assets	33,574	—	33,574	53,981	—	53,981

Total assets	94,889,628	(7,869,695)	87,019,933	30,466,408	—	30,466,408

Liabilities:
Loan payable	12,000,000	—	12,000,000	—	—	—
Interest due on loan payable	21,150	—	21,150	—	—	—
Payable for investments purchased	302,979	—	302,979	195,785	—	195,785
Administration fee payable (Note 4)	12,709	—	12,709	4,127	—	4,127
Accrued expenses	143,746	—	143,746	76,950	—	76,950

Total liabilities	12,480,584	—	12,480,584	276,862	—	276,862

Net Assets	$82,409,044	$(7,869,695)	$74,539,349	$30,189,546	$—	$30,189,546

Composition of Net Assets:
Capital stock ($.0001 par value, 1,000,000,000 shares authorized) (Note 7)	$2,386	$—	$2,386	$2,419	$—	$2,419
Additional paid-in capital (Note 7)	341,149,059	—	341,149,059	338,533,603	—	338,533,603
Distributions in excess of net investment income	(353,487)	(2,058,215)	(2,411,702)	—	—	—
Accumulated net realized loss on investments	(89,354,383)	—	(89,354,383)	(293,558,775)	—	(293,558,775)
Net unrealized depreciation on investments	(169,034,531)	(5,811,480)	(174,846,011)	(14,787,701)	—	(14,787,701)

Net assets applicable to capital stock outstanding	$82,409,044	$(7,869,695)	$74,539,349	$30,189,546	$—	$30,189,546

Investments, at identified cost	$257,711,191	$—	$257,711,191	$44,434,150	$—	$44,434,150

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	23,856,527	—	23,856,527	24,181,420	—	24,181,420
Net asset value per share	$3.45	$(0.33)	$3.12	$1.25	$—	$1.25

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Operations

	Helios High Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Investment Income (Note 2):
Interest	$35,627,859	$(2,058,215)	$33,569,644	$8,259,864	$2,058,215	$10,318,079
Dividends	1,492,701	—	1,492,701	46,812	—	46,812

Total investment income	37,120,560	(2,058,215)	35,062,345	8,306,676	2,058,215	10,364,891

Expenses:
Investment advisory fees (Note 4)	1,703,488	—	1,703,488	302,089	—	302,089
Administration fees (Note 4)	638,156	—	638,156	73,709	—	73,709
Debt issuance costs	255,368	—	255,368	31,844	—	31,844
Legal fees	171,151	—	171,151	104,756	—	104,756
Audit and tax services	52,500	—	52,500	146,255	—	146,255
Transfer agent fees	26,007	—	26,007	31,590	—	31,590
Custodian	34,251	—	34,251	61,917	—	61,917
Registration fees	26,811	—	26,811	25,550	—	25,550
Directors’ fees	52,555	—	52,555	39,088	—	39,088
Insurance	11,140	—	11,140	80,671	—	80,671
Valuation consultant fees (Note 4)*	—	—	—	56,538	—	56,538
Reports to stockholders	—	—	—	41,867	—	41,867
Miscellaneous	50,487	—	50,487	7,264	—	7,264

Total operating expenses	3,021,914	—	3,021,914	1,003,138	—	1,003,138

Interest expense on borrowings and reverse repurchase agreements (Note 6)	4,097,363	—	4,097,363	19,938	—	19,938

Total expenses	7,119,277	—	7,119,277	1,023,076	—	1,023,076

Less expenses waived and reimbursed by the investment advisor (Note 4)	(324,625)	—	(324,625)	(427,184)	—	(427,184)

Net expenses	6,794,652	—	6,794,652	595,892	—	595,892

Net investment income	30,325,908	(2,058,215)	28,267,693	7,710,784	2,058,215	9,768,999

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investment transactions	(89,524,052)	—	(89,524,052)	(204,453,115)	—	(204,453,115)
Net change in unrealized depreciation on investments	(135,395,493)	(5,811,480)	(141,206,973)	154,246,830	5,811,480	160,058,310

Net realized and unrealized loss on investments	(224,919,545)	(5,811,480)	(230,731,025)	(50,206,285)	5,811,480	(44,394,805)

Net decrease in net assets resulting from operations	$(194,593,637)	$(7,869,695)	$(202,463,332)	$(42,495,501)	$7,869,695	$(34,625,806)

*	Paid valuation consultant fees in 2008 lumped with another category.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Changes in Net Assets

	Helios High Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$30,325,908	$(2,058,215)	$28,267,693	$7,710,784	$2,058,215	$9,768,999
Net realized loss on investment transactions	(89,524,052)	—	(89,524,052)	(204,453,115)	—	(204,453,115)
Net change in unrealized appreciation/(depreciation) on investments	(135,395,493)	(5,811,480)	(141,206,973)	154,246,830	5,811,480	160,058,310

Net decrease in net assets resulting from operations	(194,593,637)	(7,869,695)	(202,463,332)	(42,495,501)	7,869,695	(34,625,806)

Distributions to Stockholders (Note 2):
Net investment income	(30,061,517)	—	(30,061,517)	(6,693,644)	—	(6,693,644)
Net realized gains on investments	(1,476,321)	—	(1,476,321)	—	—	—
Return of capital	(2,127,300)	—	(2,127,300)	(4,014,614)	—	(4,014,614)

Total distributions paid	(33,665,138)	—	(33,665,138)	(10,708,258)	—	(10,708,258)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	7,408,915	—	7,408,915	984,261	—	984,261

Total decrease in net assets	(220,849,860)	(7,869,695)	(228,719,555)	(52,219,498)	7,869,695	(44,349,803)
Net Assets:
Beginning of year	303,258,904	—	303,258,904	82,409,044	(7,869,695)	74,539,349

End of year	$82,409,044	$(7,869,695)	$74,539,349	$30,189,546	$—	$30,189,546

(including distributions in excess of net investment income of)	$(353,487)	$(2,058,215)	$(2,411,702)	$—	$—	$—
Share Transactions:
Reinvested shares	854,103	—	854,103	324,893	—	324,893

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statement of Cash Flows

	Helios High Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(194,593,637)	$(7,869,695)	$(202,463,332)	$(42,495,501)	$7,869,695	$(34,625,806)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by net operating activities
Purchases of long-term portfolio investments	(184,205,412)	—	(184,205,412)	(36,936,716)	—	(36,936,716)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	271,166,306	—	271,166,306	43,743,117	—	43,743,117
Sales of short-term portfolio investments, net	5,847,927	—	5,847,927	2,970,497	—	2,970,497
Unrealized appreciation on investments	135,395,493	5,811,480	141,206,973	(154,246,830)	(5,811,480)	(160,058,310)
Net amortization and paydown gains on investments	(1,214,637)	—	(1,214,637)	(952,972)	—	(952,972)
Net realized loss on investment transactions	89,524,052	—	89,524,052	204,453,115	—	204,453,115
Decrease in dividends and interest receivable	2,139,106	2,058,215	4,197,321	3,314,221	(2,058,215)	1,256,006
Decrease in receivable for investments sold	8,651,038		8,651,038	2,134,359	—	2,134,359
Increase in prepaid expenses	—	—	—	(20,407)	—	(20,407)
Decrease in interest payable for reverse repurchase agreements	(208,850)	—	(208,850)	—	—	—
Decrease in payable for investments purchased	(2,817,495)	—	(2,817,495)	(107,194)	—	(107,194)
Decrease in interest payable on loans outstanding	—	—	—	(21,150)	—	(21,150)
Increase in receivable from advisor	—	—	—	(35,063)	—	(35,063)
Decrease in investment advisory fee payable	(180,051)	—	(180,051)	(55,071)	—	(55,071)
Decrease in accounting & administration fee payable	(41,550)	—	(41,550)	(8,582)	—	(8,582)
Increase/(Decrease) in accrued expenses	17,959	—	17,959	(11,725)	—	(11,725)

Net cash provided by operating activities	129,480,249	—	129,480,249	21,724,098	—	21,724,098

Cash flows used for financing activities:
Decrease in loan payable	(103,000,000)	—	(103,000,000)	(12,000,000)	—	(12,000,000)
Cash paid for debt issue costs	(224,026)	—	(224,026)	—	—	—
Dividends paid to stockholders, net of reinvestments	(26,256,223)	—	(26,256,223)	(9,723,997)	—	(9,723,997)

Net cash used for financing activities	(129,480,249)	—	(129,480,249)	(21,723,997)	—	(21,723,997)

Net increase in cash	—	—	—	101	—	101
Cash at beginning of year	—	—	—	—	—	—

Cash at end of year	$—	$—	$—	$101	$—	$101

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Financial Highlights

	Helios High Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Per Share Operation Performance:
Net asset value, beginning of year	$13.18	$—	$13.18	$3.45	$(0.33)	$3.12

Net investment income	1.25	(0.09)	1.16	0.31	0.08	0.39
Net realized and unrealized loss on investments	(9.54)	(0.24)	(9.78)	(2.06)	0.25	(1.81)

Net increase (decrease) in net asset value resulting from operations	(8.29)	(0.33)	(8.62)	(1.75)	0.33	(1.42)

Dividends from net investment income	(1.26)	—	(1.26)	(0.28)	—	(0.28)
Distribution from capital gains	—	—	—	—	—	—
Return of capital	(0.18)	—	(0.18)	(0.17)	—	(0.17)

Total distribution	(1.44)	—	(1.44)	(0.45)	—	(0.45)
Offering costs charged to additional paid in capital	—	—	—	—	—	—
Net asset value, end of year	$3.45	$(0.33)	$3.12	$1.25	—	$1.25

Market price, end of year	$3.51	—	$3.51	$0.99	—	$0.99

Total Investment Return	(72.40)%	—	(72.40)%	(64.25)%	—	(64.25)%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year(000s)	$82,409	(7,870)	$74,539	$30,190	—	$30,190
Gross operating expenses	3.73%	—	3.73%	2.19%	0.11%	2.30%
Interest expense	N/A (a)	—	N/A (a)	0.04%	—	0.04%
Total expenses	3.73%	—	3.73%	2.23%	0.11%	2.34%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	3.56%	—	3.56%	1.18%	0.06%	1.24%
Net investment income	15.89%	(1.08)%	14.81%	16.83%	5.52%	22.35%
Distributions in excess of net investment income	15.72%	(1.08)%	14.64%	15.89%	5.48%	21.37%
Portfolio turnover rate	74%	—	74%	87%	1%	88%

(a)	Not available. During this period, interest expense was not reported separately from the operating expenses.

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Assets and Liabilities

	Helios Multi-Sector High Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Assets:
Investments in securities, at value (Note 2)	$117,088,904	$(8,850,470)	$108,238,434	$31,345,482	$—	$31,345,482
Investment in time deposit, at value	—	—	—	1,451,692	—	1,451,692

Total investments	117,088,904	(8,850,470)	108,238,434	32,797,174	—	32,797,174
Cash	—	—	—	100	—	100
Net receivable from advisor (Note 4)	—	—	—	54,545	—	54,545
Interest and dividends receivable	4,954,490	(2,155,316)	2,799,174	798,316	—	798,316
Receivable for investments sold	4,658,182	—	4,658,182	438,998	—	438,998
Prepaid expenses and other assets	242,327	—	242,327	54,478	—	54,478

Total assets	126,943,903	(11,005,786)	115,938,117	34,143,611	—	34,143,611

Liabilities:
Loan payable	17,000,000	—	17,000,000	—	—	—
Interest due on loan payable	97,557	—	97,557	—	—	—
Reverse repurchase agreements (Note 6)	—	—	—	150,000	—	150,000
Interest payable for reverse repurchase agreements (Note 6)	—	—	—	433	—	433
Payable for investments purchased	—	—	—	449,153	—	449,153
Administration fee payable (Note 4)	19,289	—	19,289	4,550	—	4,550
Accrued expenses	194,542	—	194,542	79,250	—	79,250

Total liabilities	17,311,388	—	17,311,388	683,386	—	683,386

Net Assets	$109,632,515	$(11,005,786)	$98,626,729	$33,460,225	$—	$33,460,225

Composition of Net Assets:
Capital stock, ($.0001 par value, 1,000,000,000 shares authorized) (Note 7)	$3,640	$—	$3,640	$3,791	$—	$3,791
Additional paid-in capital (Note 7)	498,818,363	—	498,818,363	494,012,531	—	494,012,531
Distributions in excess of net investment income	828,595	(2,155,316)	(1,326,721)	—	—	—
Accumulated net realized loss on investments	(145,436,363)	—	(145,436,363)	(439,882,241)	—	(439,882,241)
Net unrealized depreciation on investments	(244,581,720)	(8,850,470)	(253,432,190)	(20,673,856)	—	(20,673,856)

Net assets applicable to capital stock outstanding	$109,632,515	$(11,005,786)	$98,626,729	$33,460,225	$—	$33,460,225

Investments, at identified cost	$361,670,624	$—	$361,670,624	$53,471,030	$—	$53,471,030

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	36,397,815	—	36,397,815	37,904,329	—	37,904,329
Net asset value per share	$3.01	$(0.30)	$2.71	$0.88	$—	$0.88

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Operations

	Helios Multi-Sector High Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Investment Income (Note 2):
Interest	$53,305,428	$(2,155,316)	$51,150,112	$9,731,955	$2,155,316	$11,887,271
Dividends	2,681,001	—	2,681,001	57,332	—	57,332

Total investment income	55,986,429	(2,155,316)	53,831,113	9,789,287	2,155,316	11,944,603

Expenses:
Investment advisory fees (Note 4)	2,595,194	—	2,595,194	361,173	—	361,173
Administration fees (Note 4)	947,781	—	947,781	87,344	—	87,344
Debt issuance costs	623,700	—	623,700	269,240	—	269,240
Legal fees	194,981	—	194,981	111,717	—	111,717
Audit and tax services	53,250	—	53,250	146,255	—	146,255
Transfer agent fees	25,172	—	25,172	30,638	—	30,638
Custodian	34,655	—	34,655	60,236	—	60,236
Registration fees	37,557	—	37,557	44,526	—	44,526
Directors’ fees	49,554	—	49,554	39,088	—	39,088
Insurance	16,183	—	16,183	108,628	—	108,628
Valuation consultant fees (Note 4)*	—	—	—	71,937	—	71,937
Reports to stockholders	—	—	—	46,190	—	46,190
Miscellaneous	51,748	—	51,748	10,480	—	10,480

Total operating expenses	4,629,775	—	4,629,775	1,387,452	—	1,387,452

Interest expense on borrowings and reverse repurchase agreements (Note 6)	5,982,859	—	5,982,859	31,675	—	31,675

Total expenses	10,612,634	—	10,612,634	1,419,127	—	1,419,127

Less expenses waived and reimbursed by the investment advisor (Note 4)	(462,085)	—	(462,085)	(474,090)	—	(474,090)

Net expenses	10,150,549	—	10,150,549	945,037	—	945,037

Net investment income	45,835,880	(2,155,316)	43,680,564	8,844,250	2,155,316	10,999,566

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investment transactions	(145,636,930)	—	(145,636,930)	(295,344,355)	—	(295,344,355)
Net change in unrealized depreciation on investments	(218,139,646)	(8,850,470)	(226,990,116)	223,907,864	8,850,470	232,758,334

Net realized and unrealized loss on investments	(363,776,576)	(8,850,470)	(372,627,046)	(71,436,491)	8,850,470	(62,586,021)

Net decrease in net assets resulting from operations	$(317,940,696)	$(11,005,786)	$(328,946,482)	$(62,592,241)	$11,005,786	$(51,586,455)

*	Paid valuation consultant fees in 2008 lumped with another category.

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Changes in Net Assets

	Helios Multi-Sector High Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$45,835,880	$(2,155,316)	$43,680,564	$8,844,250	$2,155,316	$10,999,566
Net realized loss on investment transactions	(145,636,930)	—	(145,636,930)	(295,344,355)	—	(295,344,355)
Net change in unrealized appreciation/(depreciation) on investments	(218,139,646)	(8,850,470)	(226,990,116)	223,907,864	8,850,470	232,758,334

Net decrease in net assets resulting from operations	(317,940,696)	(11,005,786)	(328,946,482)	(62,592,241)	11,005,786	(51,586,455)

Distributions to Stockholders (Note 2):
Net investment income	(59,306,111)	—	(59,306,111)	(8,774,368)	—	(8,774,368)
Net realized gains on investments	(2,434,955)	—	(2,434,955)	—	—	—
Return of capital	—	—	—	(8,287,794)	—	(8,287,794)

Total distributions paid	(61,741,066)	—	(61,741,066)	(17,062,162)	—	(17,062,162)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	20,435,595	—	20,435,595	3,482,113	—	3,482,113

Total decrease in net assets	(359,246,167)	(11,005,786)	(370,251,953)	(76,172,290)	11,005,786	(65,166,504)
Net Assets:
Beginning of year	468,878,682	—	468,878,682	109,632,515	(11,005,786)	98,626,729

End of year	$109,632,515	$(11,005,786)	$98,626,729	$33,460,225	$—	$33,460,225

(including distributions in excess of net investment income of)	$828,595	$(2,155,316)	$(1,326,721)	$—	$—	$—
Share Transactions:
Reinvested shares	3,141,378	—	3,141,378	1,506,514	—	1,506,514

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statement of Cash Flows

	Helios Multi-Sector High Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(317,940,696)	$(11,005,786)	$(328,946,482)	$(62,592,241)	$11,005,786	$(51,586,455)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by net operating activities
Purchases of long-term portfolio investments	(257,917,295)	—	(257,917,295)	(39,173,855)	—	(39,173,855)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	397,468,850	—	397,468,850	53,658,648	—	53,658,648
Sales of short-term portfolio investments, net	2,792,060	—	2,792,060	(41,362)	—	(41,362)
Unrealized appreciation on investments	218,139,646	8,850,470	226,990,116	(223,907,864)	(8,850,470)	(232,758,334)
Net amortization and paydown gains on investments	(1,406,207)	—	(1,406,207)	(1,588,192)	—	(1,588,192)
Net realized loss on investment transactions	145,636,930	—	145,636,930	295,344,355	—	295,344,355
Decrease in dividends and interest receivable	3,194,915	2,155,316	5,350,231	4,156,174	(2,155,316)	2,000,858
Decrease in receivable for investments sold	10,867,068	—	10,867,068	4,219,184	—	4,219,184
Decrease in prepaid expenses	—	—	—	187,849	—	187,849
Increase/(Decrease) in interest payable for reverse repurchase agreements	(681,195)	—	(681,195)	433	—	433
Increase/(Decrease) in payable for investments purchased	(4,682,672)	—	(4,682,672)	449,153	—	449,153
Decrease in interest payable on loans outstanding	—	—	—	(97,557)	—	(97,557)
Increase in receivable from advisor	—	—	—	(54,545)	—	(54,545)
Decrease in investment advisory fee payable	(275,114)	—	(275,114)	(83,588)	—	(83,588)
Decrease in accounting & administration fee payable	(63,488)	—	(63,488)	(14,739)	—	(14,739)
Decrease in accrued expenses	(9,493)	—	(9,493)	(31,704)	—	(31,704)

Net cash provided by operating activities	195,123,309	—	195,123,309	30,430,149	—	30,430,149

Cash flows used for financing activities:
Decrease in loan payable	(153,000,000)	—	(153,000,000)	(17,000,000)	—	(17,000,000)
Cash paid for debt issue costs	(817,838)	—	(817,838)	—	—	—
Net cash provided by reverse repurchase agreements	—	—	—	150,000	—	150,000
Dividends paid to stockholders, net of reinvestments	(41,305,471)	—	(41,305,471)	(13,580,049)	—	(13,580,049)

Net cash used for financing activities	(195,123,309)	—	(195,123,309)	(30,430,049)	—	(30,430,049)

Net increase in cash	—	—	—	100	—	100
Cash at beginning of year	—	—	—	—	—	—

Cash at end of year	$—	$—	$—	$100	$—	$100

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Financial Highlights

	Helios Multi-Sector High Income Fund, Inc
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Per Share Operation Performance:
Net asset value, beginning of year	$14.10	$—	$14.10	$3.01	$(0.30)	$2.71

Net investment income	1.34	(0.06)	1.28	0.24	0.06	0.30
Net realized and unrealized loss on investments	(10.63)	(0.24)	(10.87)	(1.91)	0.24	(1.67)

Net increase (decrease) in net asset value resulting from operations	(9.29)	(0.30)	(9.59)	(1.67)	0.30	(1.37)

Dividends from net investment income	(1.55)	—	(1.55)	(0.24)	—	(0.24)
Distribution from capital gains	(0.07)		(0.07)	—		—
Return of capital	(0.18)	—	(0.18)	(0.22)	—	(0.22)

Total distribution	(1.80)	—	(1.80)	(0.46)	—	(0.46)
Offering costs charged to additional paid in capital	—	—	—	—	—	—
Net asset value, end of year	$3.01	$(0.30)	$2.71	$0.88	—	$0.88

Market price, end of year	$3.33	—	$3.33	$0.71	—	$0.71

Total Investment Return	(72.67)%	—	(72.67)%	(72.05)%	—	(72.05)%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year(000s)	$109,633	(11,006)	$98,627	$33,460	—	$33,460
Gross operating expenses	3.71%	—	3.71%	2.54%	0.05%	2.59%
Interest expense	N/A (a)	—	N/A (a)	0.06%	—	0.06%
Total expenses	3.71%	—	3.71%	2.60%	0.05%	2.65%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	3.55%	—	3.55%	1.18%	0.02%	1.20%
Net investment income	16.03%	(0.75)%	15.28%	16.18%	4.35%	20.53%
Net investment income, excluding the effect of fee waivers and reimbursement	15.87%	(0.76)%	15.11%	15.31%	4.34%	19.65%
Portfolio turnover rate	68%	—	68%	74%	1%	75%

(a)	Not available. During this period, interest expense was not reported separately from the operating expenses.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Assets and Liabilities

	Helios Strategic Income Fund, Inc.
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Assets:
Investments in securities, at value (Note 2)	$119,491,428	$(6,854,957)	$112,636,471	$26,164,081	$—	$26,164,081
Investment in time deposit, at value	—	—	—	2,068,650	—	2,068,650

Total investments	119,491,428	(6,854,957)	112,636,471	28,232,731	—	28,232,731
Cash	—	—	—	101	—	101
Net receivable from advisor (Note 4)	—	—	—	44,389	—	44,389
Interest and dividends receivable	4,903,088	(1,891,808)	3,011,280	688,533	—	688,533
Receivable for investments sold	2,357,832	—	2,357,832	885,204	—	885,204
Prepaid expenses and other assets	20,608	—	20,608	48,414	—	48,414

Total assets	126,772,956	(8,746,765)	118,026,191	29,899,372	—	29,899,372

Liabilities:
Loan payable	35,000,000	—	35,000,000	—	—	—
Interest due on loan payable	113,594	—	113,594	—	—	—
Payable for investments purchased	—	—	—	—	—	—
Administration fee payable (Note 4)	17,222	—	17,222	4,118	—	4,118
Accrued expenses	161,364	—	161,364	79,750	—	79,750

Total liabilities	35,292,180	—	35,292,180	83,868	—	83,868

Net Assets	$91,480,776	$(8,746,765)	$82,734,011	$29,815,504	$—	$29,815,504

Composition of Net Assets:
Capital stock, ($.0001 par value, 1,000,000,000 shares authorized) (Note 7)	$2,885	$—	$2,885	$2,947	$—	$2,947
Additional paid-in capital (Note 7)	405,229,500	—	405,229,500	403,018,378	—	403,018,378
Distributions in excess of net investment income	(382,866)	(1,891,808)	(2,274,674)	—	—	—
Accumulated net realized loss on investments	(116,976,854)	—	(116,976,854)	(355,183,396)	—	(355,183,396)
Net unrealized depreciation on investments	(196,391,889)	(6,854,957)	(203,246,846)	(18,022,425)	—	(18,022,425)

Net assets applicable to capital stock outstanding	$91,480,776	$(8,746,765)	$82,734,011	$29,815,504	$—	$29,815,504

Investments, at identified cost	$315,883,317	$—	$315,883,317	$46,255,156	$—	$46,255,156

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	28,851,278	—	28,851,278	29,476,068	—	29,476,068
Net asset value per share	$3.17	$(0.30)	$2.87	$1.01	$—	$1.01

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Operations

	Helios Strategic Income Fund, Inc.
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Investment Income (Note 2):
Interest	$43,742,237	$(1,891,808)	$41,850,429	$11,707,862	$1,891,808	$13,599,670
Dividends	1,620,370	—	1,620,370	50,144	—	50,144

Total investment income	45,362,607	(1,891,808)	43,470,799	11,758,006	1,891,808	13,649,814

Expenses:
Investment advisory fees (Note 4)	2,050,892	—	2,050,892	338,039	—	338,039
Administration fees (Note 4)	757,415	—	757,415	82,005	—	82,005
Debt issuance costs	193,822	—	193,822	25,618	—	25,618
Legal fees	182,543	—	182,543	109,243	—	109,243
Audit and tax services	52,500	—	52,500	146,255	—	146,255
Transfer agent fees	25,974	—	25,974	30,888	—	30,888
Custodian	36,003	—	36,003	61,723	—	61,723
Registration fees	28,640	—	28,640	29,189	—	29,189
Directors’ fees	49,554	—	49,554	39,088	—	39,088
Insurance	13,200	—	13,200	96,539	—	96,539
Valuation consultant fees (Note 4)*	—	—	—	61,178	—	61,178
Reports to stockholders	—	—	—	47,082	—	47,082
Miscellaneous	55,987	—	55,987	10,144	—	10,144

Total operating expenses	3,446,530	—	3,446,530	1,076,991	—	1,076,991

Interest expense on borrowings and reverse repurchase agreements (Note 6)	5,159,708	—	5,159,708	102,968	—	102,968

Total expenses	8,606,238	—	8,606,238	1,179,959	—	1,179,959

Less expenses waived and reimbursed by the investment advisor (Note 4)	(376,117)	—	(376,117)	(440,270)	—	(440,270)

Net expenses	8,230,121	—	8,230,121	739,689	—	739,689

Net investment income	37,132,486	(1,891,808)	35,240,678	11,018,317	1,891,808	12,910,125

Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized loss on investment transactions	(111,667,096)	—	(111,667,096)	(238,784,098)	—	(238,784,098)
Net change in unrealized depreciation on investments	(160,715,334)	(6,854,957)	(167,570,291)	178,369,464	6,854,957	185,224,421

Net realized and unrealized loss on investments	(272,382,430)	(6,854,957)	(279,237,387)	(60,414,634)	6,854,957	(53,559,677)

Net decrease in net assets resulting from operations	$(235,249,944)	$(8,746,765)	$(243,996,709)	$(49,396,317)	$8,746,765	$(40,649,552)

*	Paid valuation consultant fees in 2008 lumped with another category.

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statements of Changes in Net Assets

	Helios Strategic Income Fund, Inc.
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$37,132,486	$(1,891,808)	$35,240,678	$11,018,317	$1,891,808	$12,910,125
Net realized loss on investment transactions	(111,667,096)	—	(111,667,096)	(238,784,098)	—	(238,784,098)
Net change in unrealized appreciation/(depreciation) on investments	(160,715,334)	(6,854,957)	(167,570,291)	178,369,464	6,854,957	185,224,421

Net decrease in net assets resulting from operations	(235,249,944)	(8,746,765)	(243,996,709)	(49,396,317)	8,746,765	(40,649,552)

Distributions to Stockholders (Note 2):
Net investment income	(36,808,696)	—	(36,808,696)	(9,717,511)	—	(9,717,511)
Net realized gains on investments	—	—	—	—	—	—
Return of capital	(3,929,720)	—	(3,929,720)	(4,160,354)	—	(4,160,354)

Total distributions paid	(40,738,416)	—	(40,738,416)	(13,877,865)	—	(13,877,865)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	8,239,194	—	8,239,194	1,608,910	—	1,608,910

Total decrease in net assets	(267,749,166)	(8,746,765)	(276,495,931)	(61,665,272)	8,746,765	(52,918,507)
Net Assets:
Beginning of year	359,229,942	—	359,229,942	91,480,776	(8,746,765)	82,734,011

End of year	$91,480,776	$(8,746,765)	$82,734,011	$29,815,504	$—	$29,815,504

(including distributions in excess of net investment income of)	$(382,866)	$(1,891,808)	$(2,274,674)	$—	$—	$—
Share Transactions:
Reinvested shares	989,582	—	989,582	624,790	—	624,790

2009 Annual Report (Amended)

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Statement of Cash Flows

	Helios Strategic Income Fund, Inc.
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(235,249,944)	$(8,746,765)	$(243,996,709)	$(49,396,317)	$8,746,765	$(40,649,552)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by net operating activities
Purchases of long-term portfolio investments	(220,026,366)	—	(220,026,366)	(33,893,400)	—	(33,893,400)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	306,222,409	—	306,222,409	64,240,609	—	64,240,609
Sales of short-term portfolio investments, net	10,617,431	—	10,617,431	1,624,826	—	1,624,826
Unrealized appreciation on investments	160,715,334	6,854,957	167,570,291	(178,369,464)	(6,854,957)	(185,224,421)
Net amortization and paydown gains on investments	(1,336,314)	—	(1,336,314)	(1,127,972)	—	(1,127,972)
Net realized loss on investment transactions	111,667,096	—	111,667,096	238,784,098	—	238,784,098
Decrease in dividends and interest receivable	2,367,333	1,891,808	4,259,141	4,214,555	(1,891,808)	2,322,747
Decrease in receivable for investments sold	7,762,327	—	7,762,327	1,472,628	—	1,472,628
Increase in prepaid expenses	—	—	—	(27,806)	—	(27,806)
Decrease in interest payable for reverse repurchase agreements	(1,435,712)	—	(1,435,712)	—	—	—
Decrease in payable for investments purchased	(3,384,810)	—	(3,384,810)	—	—	—
Decrease in interest payable on loans outstanding	—	—	—	(113,594)	—	(113,594)
Increase in receivable from advisor	—	—	—	(44,389)	—	(44,389)
Decrease in investment advisory fee payable	(204,885)	—	(204,885)	(74,628)	—	(74,628)
Decrease in accounting & administration fee payable	(47,281)	—	(47,281)	(13,104)	—	(13,104)
Increase/(Decrease) in accrued expenses	18,020	—	18,020	(6,986)	—	(6,986)

Net cash provided by operating activities	137,684,638	—	137,684,638	47,269,056	—	47,269,056

Cash flows used for financing activities:
Decrease in loan payable	(105,000,000)	—	(105,000,000)	(35,000,000)	—	(35,000,000)
Cash paid for debt issue costs	(185,416)	—	(185,416)	—	—	—
Dividends paid to stockholders, net of reinvestments	(32,499,222)	—	(32,499,222)	(12,268,955)	—	(12,268,955)

Net cash used for financing activities	(137,684,638)	—	(137,684,638)	(47,268,955)	—	(47,268,955)

Net increase in cash	—	—	—	101	—	101
Cash at beginning of year	—	—	—	—	—	—

Cash at end of year	$—	$—	$—	$101	$—	$101

Brookfield Investment Management, Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2009

Financial Highlights

	Helios Strategic Income Fund, Inc.
	2008			2009
	(Unaudited) 3/31/08 As Originally Stated	(Unaudited) Adjustments	(Unaudited) 3/31/08 As Restated	3/31/09 As Originally Stated	Adjustments	3/31/09 As Restated
Per Share Operation Performance:
Net asset value, beginning of year	$12.89	$—	$12.89	$3.17	$(0.30)	$2.87

Net investment income	1.27	(0.07)	1.20	0.36	0.08	0.44
Net realized and unrealized loss on investments	(9.55)	(0.23)	(9.78)	(2.04)	0.22	(1.82)

Net increase (decrease) in net asset value resulting from operations	(8.28)	(0.30)	(8.58)	(1.68)	0.30	(1.38)

Dividends from net investment income	(1.28)	—	(1.28)	(0.34)	—	(0.34)
Distribution from capital gains	—		—	—		—
Return of capital	(0.16)	—	(0.16)	(0.14)	—	(0.14)

Total distribution	(1.44)	—	(1.44)	(0.48)	—	(0.48)
Offering costs charged to additional paid in capital	—	—	—	—	—	—
Net asset value, end of year	$3.17	$(0.30)	$2.87	$1.01	—	$1.01

Market price, end of year	$3.18	—	$3.18	$0.82	—	$0.82

Total Investment Return	(74.01)%	—	(74.01)%	(65.85)%	—	(65.85)%
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year(000s)	$91,481	$(8,747)	$82,734	$29,816	—	$29,816
Gross operating expenses	3.86%	—	3.86%	2.20%	0.04%	2.24%
Interest expense	N/A (a)	—	N/A (a)	0.21%	—	0.21%
Total expenses	3.86%	—	3.86%	2.41%	0.04%	2.45%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	3.69%	—	3.69%	1.25%	0.02%	1.27%
Net investment income	16.64%	(0.85)%	15.79%	22.51%	4.34%	26.85%
Net investment income, excluding the effect of fee waivers and reimbursement	16.47%	(0.85)%	15.62%	21.61%	4.32%	25.93%
Portfolio turnover rate	73%	—	73%	70%	1%	71%

(a)	Not available. During this period, interest expense was not reported separately from the operating expenses.

2009 Annual Report (Amended)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors of

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc.,

Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (formerly RMK Advantage Income Fund, Inc., RMK High Income Fund, Inc., RMK Multi-Sector High Income Fund, Inc. and RMK Strategic Income Fund, Inc., respectively) as of March 31, 2009, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We were not engaged to audit nor have we audited the statements of changes in net assets for the year ended March 31, 2008 and the financial highlights for each of the years and the period presented in the three-year period ended March 31, 2008. Accordingly, we express no opinion or any other form of assurance on the statements of changes in net assets for the year ended March 31, 2008 and the financial highlights for each of the years and the period presented in the three-year period ended March 31, 2008. The financial highlights for the year and period ended March 31, 2005 have been audited by other auditors, whose report dated May 23, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2009, the results of their operations, changes in their net assets, their cash flows and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As explained in Note 2, the financial statements include securities valued at $2,427,463 (5.97% of net assets), $1,420,023 (4.70% of net assets), $1,817,572 (5.43% of net assets) and $2,270,966 (7.62% percent of net assets) of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc., respectively, whose fair values have been estimated under procedures established by the Funds’ Board of Directors, in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

BBD, LLP

Philadelphia, Pennsylvania

August 9, 2010

[Letterhead of Paul, Hastings, Janofsky & Walker LLP]

(212) 318-6063

thomaspeeney@paulhastings.com

August 25, 2010	75302.00001

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Helios Advantage Income Fund, Inc. (File No. 001-32339)
Helios High Income Fund, Inc. (File No. 001-31691)
Helios Multi-Sector High Income Fund, Inc. (File No. 001-32719)
Helios Strategic Income Fund, Inc. (File No. 001-32016)

Ladies and Gentlemen:

On behalf of each of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (collectively, the “Funds”), each a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company, we transmit herewith for filing each Fund’s Current Report on Form 8-K as of the date hereof.

Please contact the undersigned with any comments or questions.

Sincerely,

/s/ Thomas D. Peeney
Thomas D. Peeney

for PAUL, HASTINGS, JANOFSKY & WALKER LLP

TDP